SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC  20549


                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 26, 1999

             Paine Webber Income Properties Five Limited Partnership
             -------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                       0-12087                     04-2780287
--------------------------------------------------------------------------------
(State or other jurisdiction)     (Commission                  (IRS Employer
    of incorporation              File Number)               Identification No.)



265 Franklin Street, Boston, Massachusetts                            02110
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (617) 439-8118
                                                   --------------


            (Former name or address, if changed since last report)

                                    FORM 8-K
                                 CURRENT REPORT

             PAINE WEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP

ITEM 2 - Disposition of Assets

Seven Trails West Apartments - St. Louis, Missouri

Disposition Date - August 26, 1999

      On August 26, 1999, Seven Trails West Associates, a joint venture in which the Partnership had an interest, sold the Seven Trails West Apartments to an unrelated third party for a price of $26,400,000. After deducting closing costs and estimated net property proration adjustments totalling $268,000 and the prepayment of the first mortgage debt secured by the property of approximately $16,192,000, the Seven Trails joint venture received distributable net sale proceeds of $9,940,000. These net sale proceeds were then divided between the Partnership and its co-venture partner. The Partnership received $8,950,000 and the non-affiliated co-venture partner received $990,000 as its share of the sale proceeds. The net proceeds received by the Partnership from the sale of Seven Trails will be distributed to the Limited Partners as part of a Special Distribution of approximately $8,976,000, or $257 per original $1,000 investment, to be paid on September 15, 1999 to unitholders of record as of the August 26, 1999 sale date. Of the $257 total, $256.23 represents net proceeds from the sale of the Seven Trails West Apartments and $0.77 represents Partnership reserves which exceed future requirements.

      As previously reported, the Partnership and its co-venture partner held preliminary discussions concerning potential sale opportunities for Seven Trails during fiscal 1999. Last quarter, the Partnership and its joint venture partner selected a local brokerage firm with a strong background in selling apartment properties in the St. Louis area. Preliminary sales materials were prepared and extensive sale efforts began in late November 1998. The property was marketed to national, regional and local buyers of apartment properties. As a result of those efforts, over 20 offers were received and thirteen prospective purchasers were then requested to submit best and final offers. These prospective buyers submitted best and final offers, all of which were in excess of the property's 1997 year-end appraised value. After completing an evaluation of these offers and the relative strength of the prospective purchasers, the Partnership and its co-venture partner selected an offer. A purchase and sale agreement was subsequently negotiated with this prospective buyer; however, they were unable to secure commitments for the debt and equity funds required to complete a purchase of the property. As a result, discussions were re-opened with the other prospective buyers who had previously submitted best and final offers. The Partnership and its co-venture partner selected an offer from one of these prospective buyers and negotiated a purchase and sale agreement with them which was signed on May 12, 1999. This prospective buyer subsequently completed its due diligence work and made a non-refundable deposit of $750,000 on July 2, 1999. The sale closed as described above on August 26, 1999.

      As discussed further in the Partnership's Quarterly Report on Form 10-Q for the quarter ended June 30, 1999, the Partnership has been focusing on a sale of Seven Trails West Apartments, its remaining real estate investment, and a liquidation of the Partnership. With the sale of the Seven Trails property completed, a formal liquidation of the Partnership has been undertaken. This liquidation is being finalized and is expected to be completed by the end of calendar year 1999. As part of the liquidation, a final distribution of approximately $20.00 per original $1,000 investment, or approximately $700,000, is expected to be made by early December 1999. This distribution will represent the Partnership's remaining reserves after paying final operating expenses and liquidation related costs as well as the Partnership's share of Seven Trails' property operations through the August 26, 1999 date of sale. A post-closing reconciliation of Seven Trails' property operations is currently underway.

ITEM 7 - Financial Statements and Exhibits

(a)   Financial Statements:  None

   (b) Exhibits:

      (1) Closing Statement by and between Seven Trails West Associates and Seven Trails West LLC, dated August 26, 1999

      (2)   Purchase   and  Sale  Agreement  by and  between  Seven  Trails West
            Associates and Seven Trails West LLC

      (3)   Reinstatement and Amendment of Purchase and Sale Agreement

      (4)   Second Amendment of Purchase and Sale Agreement

      (5)   Special Warranty Deed

      (6)   Bill of Sale and General Assignment

                                    FORM 8-K
                                 CURRENT REPORT

             PAINE WEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP



      (7)   Assignment and Assumption of Leases and Security Deposits

      (8)   Assignment and Assumption of Contracts

      (9)   Hold Harmless Agreement

      (10)  Assumption and Modification Agreement

                                    FORM 8-K

                                 CURRENT REPORT

             PAINE WEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP




                                   SIGNATURES



      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                  PAINE WEBBER INCOME PROPERTIES FIVE LIMITED PARTNERSHIP
                  -------------------------------------------------------
                                        (Registrant)


                              By:   FIFTH INCOME PROPERTIES, INC.
                                    -----------------------------
                                    (General Partner)



                              By: /s/ Walter V. Arnold
                                  --------------------
                                  Walter V. Arnold
                                  Senior Vice President and
                                  Chief Financial Officer







Date:  September 8, 1999



                                     CLOSING STATEMENT


PROPERTY:   Seven Trails West
            Ballwin, MO


--------------------------------------------------------------------------------------------------------
DESCRIPTION                                                            DEBIT             CREDIT
--------------------------------------------------------------------------------------------------------

TOTAL CONSIDERATION:
   Total Consideration                                                                    $26,400,000.00

NEW AND EXISTING ENCUMBRANCES:
Principal Balance - Existing 1st Loan from
     Northland/Marquette Cap                                      $16,191,656.86

ESCROW CHARGES
   Escrow Fee to Title Insurers Agency, Inc.                            1,000.00
   Wire Fees to Title Insurers Agency, Inc.                                40.00

ADDITIONAL CHARGES
   June - Aug. sewer to Metropolitan Sewer District*                   13,790.31
   Survey to Clayton Engineering                                        4,600.00
   Utility true up post close*
   Proceeds to Paine Webber Income Properties Five, L.P.            8,949,681.70
   Proceeds to Seven Trails West Assoc.                               990,295.75

PRORATIONS AND ADJUSTMENTS:
   County Taxes*      From 01/01/99 to 8/27/99                        195,616.44
     Based on the Annual amount of $300,000.00
   Aug. sewer*        From 08/26/99 to 08/31/99                                                   679.65
   Interest Adj.      From 08/01/99 to 08/26/99                        92,031.68
   Replace Res Esc.                                                                           147,435.41
   Tax & Ins. Esc.                                                                            223,604.66
   Sec. Dep.*                                                         123,960.00
   Laundry*           From 08/26/99 to 08/31/99                           310.25
   Cable TV           From 08/26/99 to 08/31/99                           152.55
   Rent Adj.*         From 08/26/99 to 08/31/99                        55,992.75
   Seven Trails Inn*  From 08/26/99 to 08/31/99                           483.85
   Other Income*      From 08/26/99 to 08/31/99                         1,407.58

COMMISSIONS:
   Commission                                                         150,000.00
     $150,000.00 to Apartment Investment Advisors, Ltd.

TITLE CHARGES
   Info Commitment to Title Insurers Agency, Inc.                         500.00
   Copies to Title Insurers Agency, Inc.                                  200.00


*  These items will be trued up post closing
                                                                  --------------          --------------
Sub Totals                                                         26,771,719.72           26,771,719.72

Totals                                                            $26,771,719.72          $26,771,719.72
                                                                  ==============          ==============

                             CLOSING STATEMENT RIDER

   THIS CLOSING STATEMENT RIEDER is made this 26th day of August 1999, and is incorporated into Closing Statement of the same date regarding the Property located at:

                         Seven Trails West, Ballwin, MO

   BY SIGNING BELOW, Buyers and Sellers agree and accept the terms and provisions in the Closing Statement.

_______________________  (Seal)     SELLER:

_______________________  (Seal)     SEVEN TRAILS WEST ASSOCIATES, a Missouri
                                    general partnership

                                    By:  PaineWebber Income Properties Five
                                         Limited Partnership, a Delaware limited
                                         partnership, a General Partner of
                                         Seven Trails West Associates
Title Insurers Agency, Inc.
By:  /s/ D. Erickson
     ---------------
                                          By:   Fifth Income Properties Fund,
                                                Inc., a Delaware corporation,
                                                the Managing General Partner of
                                                PaineWebber Income Properties
                                                Five Limited Partnership

                                                By:  /s/ Rock M. D'Errico
                                                     --------------------
                                                     Name: Rock M. D'Errico
                                                     Title: Vice President

                              and

                                    By:  Seven Trails West Company, L.P., a
                                         Missouri limited partnership, a General
                                         Partner of Seven Trails West Associates

                                         By:   St. Louis STW, Inc., a Missouri
                                               corporation, the Managing General
                                               Partner of Seven Trails West
                                               Company, L.P.


                                               By: /s/ Lewis A. Levey
                                                   ------------------
                                                   Name: Lewis A. Levey
                                                   Title:  President

                           PURCHASE AND SALE AGREEMENT

                                 BY AND BETWEEN
                      SEVEN TRAILS WEST ASSOCIATES (SELLER)
                                       AND
                          SEVEN TRAILS WEST LLC (BUYER)



                        THE SEVEN TRAILS WEST APARTMENTS
                             500 Seven Trails Drive
                                Ballwin, Missouri

                                TABLE OF CONTENTS

                                                                      Page
                                                                      ----



ARTICLE 1  DEFINITIONS                                                   1

ARTICLE 2  PURCHASE AND SALE                                             4

2.1                                                                      4

ARTICLE 3  PURCHASE PRICE; DEPOSITS; ADJUSTMENTS                         4

3.2   Purchase Price                                                     4
      --------------

3.3   Tax Proration                                                      5
      -------------

3.4   Intentionally Omitted                                              5
      ---------------------

3.5   Utility Proration                                                  5
      -----------------

3.6   Income and Expense Proration                                       5
      ----------------------------

3.7   Prorations Generally                                               6
      --------------------

3.8   Closing Costs                                                      6
      -------------

ARTICLE 4  PRECLOSING OPERATION                                          7

4.1   Leases                                                             7
      ------

4.2   Conduct of Business                                                7
      -------------------

4.3   Property Contracts; Existing Loan Documents                        7
      -------------------------------------------

4.4   Compliance with Contracts and Laws                                 8
      ----------------------------------

4.5   Mutual Disclosure Obligation                                       8
      ----------------------------


ARTICLE 5  ACCESS, INSPECTION, DILIGENCE                                 9

5.1   Access/Purchaser s Responsibilities/Purchaser s Indemnity          9
      ---------------------------------------------------------

5.2   Diligence Date                                                    11
      --------------

5.3   Copies of Reports/Return of Documents                             11
      -------------------------------------

5.4   Pre-Closing Confidentiality                                       12
      ---------------------------

5.5   Post-Closing Confidentiality                                      12
      ----------------------------

5.6   Intentionally Omitted                                             13
      ---------------------

ARTICLE 6  TITLE  AND SURVEY                                            13

6.1   Title and Survey                                                  13
      ----------------

6.2   Deed                                                              13
      ----

6.3   Lease Assignment                                                  14
      ----------------

ARTICLE  7  CONDITIONS PRECEDENT AND CLOSING                            15

7.1   Buyer's Conditions Precedent                                      15
      ----------------------------

7.2   Seller's Conditions Precedent                                     17
      -----------------------------

7.3   Closing Date                                                      18
      ------------

7.4   Closing Deliveries                                                18
      ------------------

7.5   Buyer's Deliveries                                                19
      ------------------

7.6   Possession                                                        20
      ----------

ARTICLE 8  RESERVED                                                     21

ARTICLE 9  BROKERAGE COMMISSIONS                                        21

9.1                                                                     21


ARTICLE 10  DEFAULT, TERMINATION AND REMEDIES                           21

10.1  Seller's Default                                                  21
      ----------------

10.2  Buyer's Default                                                   22
      ---------------

ARTICLE 11  REPRESENTATIONS AND WARRANTIES                              23

11.1  Buyer's Representations and Warranties                            23
      --------------------------------------

11.2  Seller's Representations and Warranties                           24
      ---------------------------------------

11.3  Seller:  Seller's Knowledge                                       25
      ---------------------------

11.4  Survival of Warranties                                            26
      ----------------------

11.5  Property Conveyed AS IS                                           26
      -----------------------

ARTICLE 12  MISCELLANEOUS                                               28

12.1  Successors and Assigns                                            28
      ----------------------

12.2  Notices                                                           28
      -------

12.4  Captions                                                          30
      --------

12.5  No Other Parties                                                  30
      ----------------

12.6  Amendments                                                        30
      ----------

12.7  Severability                                                      31
      ------------

12.8  Applicable Law                                                    31
      --------------

12.9  Counterparts                                                      31
      ------------

12.10  Time of the Essence                                              31
       -------------------

12.11  No Personal Liability                                            31
       ---------------------

12.12  No Recordation                                                   31
       --------------

12.13  Waiver                                                           32
       ------

12.14  Binding On Successors and Assigns                                32
       ---------------------------------

12.15  Entire Agreement                                                 32
       ----------------

12.16  Construction of Agreement                                        32
       -------------------------

12.17  Further Instruments                                              32
       -------------------

12.18  Parties Represented by Counsel                                   32
       ------------------------------

12.19  Preparation of Documents                                         33
       ------------------------

12.20  Attorney Fees                                                    33
       -------------

12.21  No Shopping                                                      33
       -----------

ARTICLE 13  IRS FORM 1099-S DESIGNATION                                 33

13.1                                                                    33

ARTICLE 14  OFFER; EFFECTIVE DATE                                       33

14.1                                                                    33

                           PURCHASE AND SALE AGREEMENT

                          Seven Trails West Apartments

      THIS PURCHASE AND SALE AGREEMENT (this Agreement) is entered into as of the 12th day of May, 1999 by and between Seller and Buyer, upon the following terms and conditions:

      WHEREAS, Seller desires to sell and Buyer desires to purchase, the Property (hereinafter defined) on the terms and conditions hereinafter set forth,

      NOW THEREFORE, in consideration of the mutual undertakings, covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1
                                        DEFINITIONS

      References in this Agreement to the following terms shall have the following meanings:

Buyer:            Seven Trails West LLC, a Delaware limited liability company
------

Deposit:          See Section 3.1
--------

Documents:        All   books,   records,   plans,   studies,   site   analyses,
---------         certificates of occupancy, property tax information,  permits, existing title insurance policies,  existing surveys, existing zoning analyses,  existing engineering reports,  existing code
                  compliance   reports,   building   specifications,    Property
                  Contracts,   Leases,   agreements  or  other   instruments  or
                  documents   contained  in  Seller's   files  relating  to  the
                  construction, operation and maintenance of the Property.

Environmental
Requirements:      All laws, ordinances,  statutes, codes, rules, regulations,
------------       agreements,  judgments, orders and
                   decrees now or hereafter enacted, promulgated, or amended, of the United States,  the states,  the counties,  the cities or any other  political  subdivisions in which the Real Property is located  and any other  political  subdivision,  agency or instrumentality exercising jurisdiction over the owner of the
                   Real  Property,  the  Real  Property  or the use of the  Real
                   Property relating to pollution,  the protection or regulation of human health, natural resources or the environment, or the
                   emission,   discharge,   release  or  threatened  release  of
                   pollutants, contaminants, chemicals or industrial, toxic or hazardous substances or waste or Hazardous Materials into the environment (including, without limitation, ambient air, surface water, ground water or land or soil).

Escrowed Amount:  See Section 3.1
---------------

Existing Loan:    That certain loan in the original  principal  amount of
-------------     $17,000,000.00  from Lender to Seller,  evidenced  by the Note and  secured  by the  Deed  of  Trust  and the  Existing  Loan
                  Documents.

Existing Loan
Documents:        That certain  Multifamily  Note (the Note) in
----------        the original principal amount of  $17,000,000.00,  dated as of
                  April 16,  1996 made by Seller in favor of Lender  secured by:
                  (y)  that  certain   Multifamily   Open-End   Deed  of  Trust,
                  Assignment of Rents and Security Agreement (the Deed of Trust)
                  dated as of even date therewith encumbering the Real Property.
                  and  (z)  any  and  all  other   documents   and   instruments
                  evidencing,  security or relating  to the  Existing  Loan from
                  Lender to Seller executed in connection  therewith,  listed on
                  Exhibit  F  attached   hereto  and   incorporated   herein  by
                  reference.


Hazardous
Substances:       Any substance which is or contains:(i) any hazardous substance
----------        as now or hereafter defined in Section 101(14) of the
                  Comprehensive  Environmental
                  Response,  Compensation, and Liability Act of 1980, as amended
                  (42  U.S.C.   Section   9601  et  seq.)  or  any   regulations
                  promulgated  under CERCLA;  (ii) any hazardous waste as now or hereafter  defined in the Recourse  Conservation  and Recovery
                  Act  (42  U.S.C.   Section   6901  et  seq.)  or   regulations
                  promulgated  under RCRA; (iii) any substance  regulated by the
                  Toxic  Substances  Control  Act (15  U.S.C.  Section  2601 et.
                  seq.);   (iv)  gasoline,   diesel  fuel  or  other   petroleum
                  hydrocarbons;  (v) asbestos and asbestos containing materials,
                  in   any   form,   whether   friable   or   nonfriable;   (vi)
                  polychlorinated biphenyls; (vii) radon gas; and (viii) any additional substances or materials which are now or hereafter classified or considered to be hazardous or toxic under Environmental Requirements or the common law, or any other applicable law related to the Property. Hazardous Materials shall include, without limitation, any substance, the presence of which on the Real Property: (A) requires reporting, investigation or remediation under Environmental Requirements;
                  (B)  causes  or  threatens  to  cause a  nuisance  on the Real
                  Property or adjacent property or posts or threatens to pose a hazard to the health or safety of persons on the Real Property or adjacent property; or (C) if emanated or migrated from the Real Property, could constitute a trespass.

Improvements:     All buildings, structures and other improvements situated upon
-------------     the Land and all  fixtures,  systems and  facilities  owned by
                  Seller and located on the Land.

Intangible
Property:         All of Seller's right, title and interest,  if any,
---------         in all intangible  assets of any nature  relating to the Land, the Improvements or the Personal Property, including, without limitation, all of Seller's right, title and interest in all
                  (i) warranties and guaranties relating to the Improvements or Personal Property in the possession of Seller, (ii) all licenses, permits and approvals relating to the Real Property,
                  (iii) all logos and trade names currently used by Seller exclusively in the operation of the Land and Improvements, including the use of the name, Seven Trails West Apartments, and (iv) all plans and specifications, in each case to the extent that Seller may legally transfer the same.

Land:             All of the  land  described  on  Exhibit  A  attached  hereto,
----              together  with all  privileges,  rights,  easements,  and
                  appurtenances belonging to such land and all right, title and interest (if any) of Seller in and to any streets, alleys, passages, and other rights-of-way or appurtenances included in, adjacent to or used in connection with such land and all right, title and interest (if any) of Seller in all mineral and development rights appurtenant to such land.

Leases:           All of  Seller's  rights in all  leases  and  other  occupancy
------            agreements covering any portion of the Land or Improvements.

Lender:           Northland Financial Company, a Minnesota  corporation,  or its
------            assignee

Personal
Property:         All furniture,  carpeting,  appliances,  equipment,
--------          machinery,  inventories,  supplies,  signs and other  tangible personal property of every kind and nature, if any, owned by Seller and installed, located at and used in connection with the ownership, occupation and operation of the Real Property, including, without limitation, the Personal Property listed on Exhibit B attached hereto. Personal Property specifically excludes: (i) any items of personal property owned by tenants at or on the Real Property, and (ii) any items of personal property owned by third parties and leased to Seller.

Property:         The Real  Property,  the Personal  Property,  the Leases,  the
--------          Tenant  Deposits,  the  Intangible  Property and the
                  Property Contracts known as Seven Trails West Apartments, located at 500 Seven Trails Drive, Ballwin, Missouri 63011.

Property
Contracts:        All of Seller's  rights,  if any, in the contracts
---------         listed on Exhibit C attached hereto, being all service, supply
                  and  equipment  rental,  management,   operating  and  leasing
                  contracts  affecting  the  Property,  to the  extent  that (i)
                  Seller is  entitled to  transfer  the same to Buyer,  and (ii)
                  Buyer does not elect to have Seller terminate them in accordance with Section 4.3 below.

Property Manager: Camden Property Management
----------------

Purchase Price:   $28,000,000.00
--------------

Real Property:    The Land and the Improvements.
-------------

Seller:           Seven Trails West Associates, a Missouri general partnership
------

Tenant Deposits:  Seller's rights to unapplied security deposits under the
---------------   Leases.

Title Company:    Title Insurers Agency, Inc.
-------------

Title Insurer:          Chicago Title Insurance Company
-------------

                                   ARTICLE 2
                                PURCHASE AND SALE

      Seller hereby agrees to sell and convey the Property to Buyer and Buyer hereby agrees to buy the Property from Seller for the Purchase Price and otherwise subject to the covenants, provisions, terms and conditions contained herein.

                                   ARTICLE 3
                      PURCHASE PRICE; DEPOSITS; ADJUSTMENTS

      Deposit. Within three business days of the Effective Date (as defined in the last Article of this Agreement), Buyer's shall deposit immediately available funds with the Title Company (hereinafter the Escrow Agent) the sum of Two Hundred Seventy Five Thousand Dollars ($275,000) (the Deposit) to secure Buyer's obligations under this Agreement. The Escrow Agent shall hold the Deposit in a segregated interest bearing money market amount with an FDIC insured bank reasonably acceptable to Buyer and Seller. The Deposit and all interest accrued on the Deposit (collectively, the Escrowed Amount) shall be maintained by the Escrow Agent in such account or accounts until the Escrow Agent is required to cause the Escrowed Amount to be disbursed pursuant to the terms and conditions of this Agreement and the Earnest Money Escrow Instructions attached hereto as Exhibit D. The Escrowed Amount shall be applied to the Purchase Price if the Closing occurs, as provided in Section 3.2(c) below.

      Purchase Price. The Purchase Price, subject to adjustment as provided herein, shall be as specified in Article 1 above and shall be paid on the Closing Date (as hereinafter defined) in the following manner:

            (a) Buyer shall assume the payment of the existing principal balance of the Existing Loan as of the Closing Date (the Loan Principal Balance), and the payment of interest accruing thereon from and after the Closing Date, and shall agree to perform, assume and observe all obligations of the Seller under the Existing Loan Documents evidencing, relating to or securing the Existing Loan.

            (b) Buyer shall pay to Seller in United States dollars by wire transfer of federal funds, the Purchase Price less the Loan Principal Balance and less accrued interest on the Loan Principal Balance as of the Closing Date (the Cash Balance).

            (c) The Escrowed Amount shall be applied towards the Cash Balance.



      Tax Proration.
      --------------

      All due and payable real estate taxes, all general and special assessments on the Land and ad valorem taxes, if any, on the Personal Property (based on the most recent ascertainable taxes) attributable to the Property through the Closing Date shall be prorated and adjusted as of the Closing Date. In no event shall Seller be charged with or be responsible for any increase in the taxes on the Property resulting from the sale of the Property or from any improvements made or leases entered into on or after the Closing Date. If the tax statements for the fiscal year during which the Closing Date occurs are not finally determined, then the tax figures used for the purposes of prorating taxes on the Closing Date shall be based on the greater of (A) the valuation used by the assessor for purposes of determining such taxes in the immediately prior fiscal year, or (B) the Purchase Price. No further adjustment for taxes shall be made after the Closing Date.

      Intentionally Omitted.
      ----------------------

      Utility Proration. To the extent reasonably feasible, the Seller shall cause all meters for electricity, gas, water, sewer or other public utility usage at the Property to be read as of the day immediately preceding the Closing Date, and the Seller shall pay all charges for such utilities which have accrued on or prior to the Closing Date; provided, however, that if and to the extent such charges are paid directly by tenants, no such reading or payment shall be required. If the utility companies are unable or refuse to read meters for which payment by the Seller is required, all charges for such utilities to the extent unpaid shall be prorated and adjusted as of the Closing Date based on the most recent bills therefor and no further adjustment shall be made. The Seller shall provide notice to the Buyer within five (5) days of the Closing Date setting forth (i) whether utility meters will be read as of the Closing Date and (ii) a copy of the most recent bill for any utility charges which are to be prorated and adjusted as of the Closing Date.

      Income and Expense Proration. All monetary obligations under all Property Contracts which are being assigned to Buyer on the Closing Date as provided herein (all of such monetary obligations being hereinafter collectively referred to as the Expenses), and all rentals from tenants and other use fees receivable under any Lease or other agreement concerning the Property (the Income), shall be prorated and adjusted between the parties as of the Closing Date. At closing, all accrued but unpaid Expenses, all tenant security deposits then held by Seller, and all prepaid but not accrued Income shall be credited against the Purchase Price, and all prepaid but not yet accrued Expenses shall be added to the Purchase Price. All amounts owing under any Property Contracts which are not being assigned to Buyer and all amounts owing under any contract for Improvement shall be the sole obligation of Seller. The principal amount of the Existing Loan and all accrued interest thereon as of the Closing Date shall be credited against the Purchase Price. Any rentals which are received by Seller after Closing to the extent attributable to any period on or after the Closing Date shall be immediately turned over to Buyer. Buyer shall be entitled to receive directly from the tenants all rents received after the Closing Date. All rentals received by Buyer from a tenant subsequent to the Closing Date, after deduction of collection costs, shall be applied first to any amounts due which are attributable to any period after the Closing Date, then to any amounts due as designated by the tenant, and lastly to any amounts due which are attributable to any period prior to the Closing Date which shall be paid over to Seller. Nothing contained in this subparagraph shall impair Seller's rights to pursue any monetary claims against any tenant who is in default under any Lease prior to the Closing Date, but such actions shall not include any evictions or lease termination petitions or any action adversely affecting a tenant s use or right to occupy the leased Property and shall not result in or give rise to a tenant being able to assert a claim against Buyer or having a defense to such tenant s obligations under such tenant s lease or rental agreement.

      Prorations Generally.
      ---------------------

      A statement of prorations and other adjustments shall be prepared by Seller in conformity with the provisions of this Article 3 and submitted to Buyer for review and approval not less than two (2) business days prior to the Closing Date. For purposes of making prorations, Seller shall be deemed to be in title to the Property and entitled to the income from and responsible for the expenses thereof, on the Closing Date.

      Closing Costs.
      --------------

            (a) Seller shall pay: (i) its legal fees and expenses related to the negotiation and preparation of this Agreement and all documents required to close the transaction contemplated hereby, and (ii) 50% of the escrow fees of the Escrow Agent.

            (b) Buyer shall pay: (i) 50% of the escrow fees of the Escrow Agent,
      (ii) charges to record the deed, and evidence of Buyer's existence or authority, (iii) Buyer's legal fees and expenses related to the negotiation of this Agreement and all documents required to close the transaction contemplated hereby, (iv) all costs related to the Buyer's inspection and due diligence, including, without limitation, the cost of appraisals, architectural, engineering, credit and environmental reports,
      (v) all costs associated with an update of the title commitment in Seller's possession and preparation of an updated title commitment as well as all charges and premiums for (1) an owner s title policy, and (2) a new Lender's title policy or any required endorsements to the Lender's existing policy, (vi) all costs allocable to preparation of any update or recertification to the survey in Seller's possession, and (vii) the $2,000 application fee, the one percent (1%) assumption fee and all legal and other miscellaneous expenses of Lender in connection with the assumption of the Existing Loan.

            (c) All other closing costs shall be paid by Seller or Buyer in accordance with the custom in the jurisdiction where the Property is located.

                                   ARTICLE 4
                              PRECLOSING OPERATION

      Leases. A rent roll (the Rent Roll) containing a list of all occupants of the Property pursuant to the Leases as of the date hereof is attached hereto as Exhibit E. Seller shall deliver to Buyer true and complete copies of all Leases within three (3) business days after the Effective Date of this Agreement, to the extent not previously delivered. During the pendency of this Agreement, Seller may enter into Leases with new tenants or modifications of Leases with existing tenants substantially in accordance with Seller's existing leasing practices, provided that in all events any new or modified Leases shall (i) be at or near market rent, (ii) be for a term of not more than one (1) year (with respect to residential Leases only), and (iii) on the Seller's current standard form of lease.

      Conduct of Business. At all times prior to Closing,  Seller shall continue
(a) to conduct business with respect to the Property in the same manner in which said business has been heretofore conducted, (b) to insure the Property substantially as currently insured, and (c) maintain the Property in its current condition, reasonable wear and tear and damage by casualty excepted, including ordinary preparation for occupancy of residential units vacated prior to Closing.

      Property Contracts; Existing Loan Documents. Seller shall deliver copies of all Property Contracts and Existing Loan Documents to Buyer for review within three (3) business days after the Effective Date. On or before the Diligence Date (as defined below), unless Buyer has provided written notice to Seller of Buyer's election to terminate this Agreement, Buyer shall provide written notice to Seller of the Property Contracts that Buyer desires to have terminated by Seller, and Seller will terminate the Property Contracts so identified at or before Closing, provided that such Property Contracts may be terminated without cost or liability to Seller and if there is cost or liability to Seller, Buyer shall be responsible for any such liability. At Closing, Seller shall assign and Buyer shall assume the Property Contracts, except those Property Contracts which Seller has agreed to terminate. Notwithstanding the foregoing, Seller's existing management contract and exclusive brokerage contract for the Property shall be terminated by Seller effective as of the Closing.

      Compliance with Contracts and Laws.
      -----------------------------------

      From the date of this Agreement until the Closing Date, Seller agrees to perform its material contractual obligations arising under or related to the Property Contracts, Leases, Existing Loan and other agreements concerning the Property, to the extent within Seller's control, to preserve intact any licenses or permits required for the lawful and proper operation and occupancy of the Property, and to the extent within Seller's control, to file timely all reports, statements, renewal applications and other filings required in connection therewith and to pay timely all fees and charges in connection therewith that are required to keep such licenses and permits in full force and effect; not to violate or allow the violation of any law, ordinance, rule or regulation affecting the Property; not to apply for or join in any change in zoning, platting or similar pubic land use matters related to the Property, or any laws relating to the Property; and not to dispose of or remove or permit to be disposed of or removed any fixtures, equipment or personal property owned by Seller constituting part of the Property unless (i) such removal is within the scope of Seller's customary business practices for operating the Property or
(ii) the same are rendered obsolete or of no further value, in which case the same shall be replaced by Seller with similar items of substantially the same or better quality and value as the replaced items when new and that are free and clear of any lien or encumbrance or title retention. Buyer shall provide Seller with notice of any breach of this Section 4.4 and Seller shall have an opportunity to cure the matter(s) identified in such notice. In the event of a breach of this Section 4.4 by Seller which is not so cured, Buyer may either (i) terminate this Agreement and receive the Escrowed Amount as its sole remedy (except as set forth in the last sentence of this Section 4.4) or (ii) waive the breach and proceed with Closing, in which case the Buyer shall have no further recourse with respect to such breach. Notwithstanding the foregoing, after the Diligence Date, with respect to Property Contracts, this Section 4.4 shall only apply to those Property Contracts which are being assumed by the Buyer at Closing. Furthermore, in the event of a breach of this Section 4.4 with respect to a material Property Contract, a material law which would have an impact on Buyer's ownership of the Property, or the Existing Loan, then Buyer shall be entitled to pursue its remedies under Section 10.1.

      Mutual Disclosure Obligation.
      -----------------------------

      Until the Closing Date or the earlier termination of this Agreement, each party agrees to notify the other in writing within five (5) business days after receiving notice.

            (a) Any fact or event which would make any of the representations or warranties of a party contained in this Agreement untrue or misleading in any material respect or which would cause such party to be in violation of any of its covenants or other undertakings or obligations hereunder.

            (b) Any violation of any law, ordinance, regulation or law which materially affects the Property or any portion thereof.

            (c) Any proposed change in any zoning or law affecting the use or development of the Property or any part thereof.

            (d) Any pending or threatened (and unresolved) litigation which affects or relates to the Property or any part thereof and would subject Buyer to liability or which would materially and adversely affect the transaction contemplated hereby.

            (e) Any material damage or destruction (excluding normal wear and tear) to the Property or any part thereof.

            (f) Any pending or threatened (and unresolved) condemnation or eminent domain proceeding affecting the Property or any part thereof.

            (g) Any threatened (and unresolved) or pending proceeding in bankruptcy or insolvency which materially adversely affects the Seller or Property.

            (h) Any material default under any of the Property Contracts, the Existing Loan or any other agreement affecting all or any portion of the Property, or any act or omission which, with the passage of time or the giving of notice, or both, would constitute a default.

            (i) Any written notice or other communication, from the United States Environmental Protection Agency or any other federal, state or local governmental authority having jurisdiction over the Property, with respect to (i) any alleged violation concerning the Property of any Environmental Requirements; or (ii) the handling, release, use, discharge, storage or disposal of any Hazardous Substances at, on or from the Property.


                                   ARTICLE 5
                          ACCESS, INSPECTION, DILIGENCE

      Access/Purchaser's Responsibilities/Purchaser's Indemnity.

            (a) Within three (3) business days of the Effective Date of this Agreement, Seller, at its expense, shall deliver to Buyer the following materials, documents and information, to the extent the same are in the Seller's or the Property Manager s possession: (i) all, if any, architectural, engineering or construction contracts then in effect and not fully performed with respect to any of the Real Property (the Improvement Contracts); (ii) statements of all income and expenses of ownership, maintenance and operation of the Property for the last three years, and the current operational, leasing, and capital budget in narrative form for the Property and any projected budgets for any period after the Closing; (iii) a detailed listing of all capital expenditures relating to the Property that have been incurred by Seller during the last three years; (iv) copies of all bills and invoices for utilities paid for by Seller for the twelve month period immediately prior to the date of this Agreement; (v) property tax and assessment bills for the past three tax years and complete files on any ongoing tax protest proceedings; (vi) all environmental reports and assessments (including asbestos and lead paint), and engineering consultants reports, to the extent in Seller's possession or control; (vii) copies of all appraisals, plans, specifications and architectural drawings for the Real Property in the possession of Seller or under the control of Seller; (viii) a written disclosure prepared by Seller's counsel describing the nature and amount in controversy with respect to all pending litigation (including any condemnation) affecting the Property or any threatened litigation (including condemnation) known to Seller and affecting the Property; (ix) a sample of the standard form of lease currently used as the lease agreement for the Real Property; (x) a schedule of all zoning compliance letters, incident reports for the past twenty four (24) months produced by the local law enforcement agency, licenses, permits and certificates of occupancy for the Property currently in effect and known to Seller, together with copies thereof and all amendments thereto, to the extent in Seller's possession; and (xi) the most recent title insurance policy, title insurance commitment (and supporting Schedule B-2 documents) and survey in the possession of Seller.

            (b) From the date hereof through the Diligence Date (hereinafter defined), Seller agrees that Buyer and its authorized agents or representatives shall be entitled to enter upon the Real Property during normal business hours upon advance verbal notice to Seller or the Property Manager and make such reasonable, nondestructive investigations, studies and tests including, without limitation, surveys and engineering studies as Buyer deems necessary or advisable, provided, however, that Buyer shall not be permitted to conduct physical testing which would result in material damage to the Property without Seller's prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Seller's prior written consent for physical inspections or testing may be conditioned upon receipt of a detailed description of the proposed physical inspection or testing, a list of contractors who will be performing the physical inspection or testing, evidence of insurance satisfactory to Seller, and such other information as Seller reasonably requires in connection with such proposed inspection or testing. Seller also agrees to make all Documents available to Buyer or Buyer's agents during normal business hours for review and copying at Buyer's expense upon advance written notice to Seller from the date hereof through the Closing Date.

            (c) Buyer agrees that in conducting any inspections, investigations or tests of the Property and/or the Documents, Buyer and its agents and representatives shall (i) not unreasonably interfere with the operation and maintenance of the Property; (ii) not unreasonably disturb the tenants under the Leases or unreasonably interfere with their use of the Property pursuant to their respective Leases; (iii) not damage any part of the Property or any personal property owned or held by any tenant or third party; (iv) not injure or otherwise cause bodily harm to Seller, the property manager, or their respective guests, agents, invitees, contractors and employees or any tenant or their guests or invitees; (v) maintain comprehensive general liability insurance in terms and amounts reasonably acceptable to Seller covering any accident arising in connection with the presence of Buyer, its agents and representatives on the Property, and deliver a certificate of insurance verifying such coverage to Seller prior to entry upon the Property; (vi) promptly pay when due the costs of all tests, investigations and examinations done with regard to the Property; (vii) not permit any liens to attach to the Real Property by reason of the exercise of Buyer's rights hereunder; (viii) fully restore the Property to the condition in which the same was found before any such inspection or tests were undertaken; and (ix) not reveal or disclose any information obtained during the due diligence period concerning the Property and the Documents to anyone outside Buyer's organization, except in accordance with the confidentiality standards set forth in Section 5.5 herein.

            (d) Buyer will indemnify, defend, and hold Seller and its property manager harmless from all losses, costs, liens, claims, causes of action, liability, damages and out of pocket expenses, including, without limitation, reasonable attorneys fees incurred by Seller, caused by Buyer or its agents while conducting inspections, tests or investigations of the Property conducted by or on behalf of Buyer; provided, however, the indemnity shall not extend to protect Seller from any pre-existing liabilities with respect to the Property for matters merely discovered by Buyer (e.g., latent environmental defect). This indemnity obligation of Buyer shall survive the termination of this Agreement for any reason.

      Diligence Date.
      ---------------

      Subject to Section 5.1, above, Buyer may perform such investigations with respect to the Property as is desirable to Buyer in its sole discretion. Buyer shall complete any due diligence it considers desirable on or before the date which is thirty (30) days from the Effective Date hereof (the Diligence Date). Notwithstanding any other term or provision herein to the contrary, in the event that Buyer's due diligence shall reveal any matters which are not acceptable to Buyer, in Buyer's sole discretion, or in the event Buyer's internal investment committee fails to approve the acquisition of the Property, Buyer may elect, by written notice to Seller, effectively delivered in accordance with Section 12.2, on or before the Diligence Date, not to proceed with this purchase, in which event this Agreement shall terminate, the Escrow Agent shall return the Escrowed Amount to the Buyer and this Agreement shall be null and void without recourse to either party hereto (except to the extent such recourse arises in connection with a provision of this Agreement which is intended to survive termination).

      Copies of Reports/Return of Documents.
      --------------------------------------

            (a) As additional consideration for the transaction contemplated herein, Buyer shall promptly deliver to Seller copies of any and all reports, tests or studies involving structural or geologic conditions, environmental, hazardous waste or Hazardous Substances contamination of the Property and all other materials obtained in connection with Buyer's diligence (other than communications covered by the attorney-client privilege), which reports, tests and studies shall be addressed to both Buyer and Seller at no cost to Seller, provided, however, that Buyer shall have no obligation to cause any such tests or studies to be performed on the Property.

            (b) If this Agreement is terminated for any reason whatsoever, Buyer shall promptly deliver to Seller all Documents delivered to Buyer or Buyer's agents, representatives or designees by Seller or Seller's agents, representatives or employees pursuant to this Agreement.

      Pre-Closing Confidentiality.
      ----------------------------

      Buyer acknowledges and agrees that any and all of the Documents are proprietary and confidential in nature and will be delivered to Buyer solely to assist Buyer in determining the feasibility of purchasing the Property. Further, each party hereto agrees to maintain in confidence, and not to discuss with or to disclose to any person or entity who is not a party to this Agreement, any material term of this Agreement or any aspect of the transactions contemplated hereby, except as provided in this Section. Seller may publicly disclose the existence of this Agreement provided that the identity of Buyer is not disclosed. The Buyer shall not disclose to anyone other than its partners and financiers the Documents and/or any information disclosed by Seller which is not generally known by the public regarding the Seller's operations and/or the Property. Each party hereto may discuss with and disclose to its accountants, attorneys, existing or prospective lenders, investment bankers, underwriters, rating agencies, partners, consultants and other advisors to the extent such parties reasonably need to know such information and are bound by a confidentiality obligation identical in all material respects to the one created by this Section. Additionally, each party may discuss and disclose such matters to the extent necessary to comply with any requirements of the Securities and Exchange Commission or in order to comply with any law or interpretation thereof or court order. This provision shall survive termination of this Agreement but shall terminate upon the Closing. Any press release to be made regarding any matter which is the subject of the confidentiality obligation created in this Section shall be subject to the reasonable approval of Buyer and the Seller, respectively both as to timing and content.

      0.1 Post-Closing Confidentiality. Seller acknowledges and agrees that, in the event of a Closing, Buyer will own the Documents and all propriety information contained in the Documents, and such proprietary information will continue to be confidential in nature. During the term of this Agreement and after the Closing, Seller shall not disclose to anyone other than its partners and financiers the Documents and/or any information which is not generally known by the public regarding the Buyer's operations and/or the Property. Seller may discuss with and disclose to its accountants, attorneys, existing or prospective lenders, investment bankers, underwriters, rating agencies, partners, consultants and other advisors to the extent such parties reasonably need to know such information and are bound by a confidentiality obligation identical in all material respects to the out created by this Section. Additionally, Seller may discuss and disclose such matters it deems reasonably necessary in accordance with its current practices and to the extent necessary to comply with any requirements of the Securities and Exchange Commission or in order to comply with any law or interpretation thereof or court order. Seller will endeavor to obtain Buyer's approval over any such disclosure which contains Buyer's name. Buyer hereby consents to the disclosure of this Agreement and the closing documents by Seller on Form 8-K. This provision shall survive the Closing, but shall not apply in the event of a termination of this Agreement by either party.

      Intentionally Omitted.
      ----------------------

                                   ARTICLE 6
                                TITLE AND SURVEY

      Title and Survey.
      -----------------

      Promptly following the execution of this Agreement. Buyer may obtain:

            (a) An update to the most current ALTA as-built survey of the Real Property in the possession of Seller, which may be recertified, at Buyer's expense, to Seller, Buyer, Lender, Title Company and the Title Insurer (the Seller's most recent survey or the Buyer's update thereto shall be referred to herein as the Survey); and

            (b) An update to the most recent commitment for an ALTA Owner s Policy of Title Insurance from the Title Company and/or Title Insurer in the possession of Seller (the Seller's commitment recent commitment or the Buyer's update thereto shall be referred to herein as the Title Commitment).

      Buyer shall cause a copy of any updates to the Survey and Title Commitment to be forwarded to Seller. If the Survey or matters listed as exceptions in the Title Commitment are not satisfactory to Buyer, Buyer may terminate this Agreement as provided in Section 5.2. Those exceptions or title deficiencies which (i) Buyer does not object to pursuant to this Section
      6.1 or (ii) are waived because Seller is unwilling or unable to cure, shall be considered Permitted Exceptions.

      Deed.
      -----

      On the Closing Date, Seller shall convey by good and sufficient special warranty deed to Buyer good and clear record and marketable fee simple title to all of the Real Property free and clear of all liens, encumbrances, conditions, easements, assessments, restrictions and other conditions, except for the following Permitted Exceptions:

            (a)   All Leases;

            (b) All zoning, building and other laws applicable to the Property;

            (c) All matters which arise after the Diligence Date which are agreed upon or consented to by Buyer;

            (d)   The Existing Loan Documents;

            (e) The lien, if any, for real estate taxes for current year not due and payable prior to the Closing Date (subject to proration in accordance with Section 3.3 herein);

            (f) All matters shown on Schedule B of the Title Commitment or of public record as of the effective date of the Title Commitment and which Seller has not agreed to cure;

            (g)   Any matters shown on the Survey; and

            (h) All matters, whether or not of record, to the extent caused by Buyer or its agents, representatives or contractors.

      Lease Assignment.
      -----------------

      At the Closing, Seller shall assign the Leases to Buyer and Buyer shall assume Seller's obligations thereunder and Seller shall convey the Personal Property to Buyer by quitclaim bill of sale.

      Existing Loan.
      --------------

            (a) The obligations of Seller and Buyer under this Agreement are contingent and conditioned upon the following:

                  (i) Lender's approval of the assignment to Buyer of the Existing Loan; and

                  (ii) Receipt by Seller from Lender at Closing of a release of all of its obligations as borrower and the obligations of its partners and principals under the Loan Documents, including, without limitation, a release by Lender of Seller from its obligations under the Guaranty listed on Exhibit F.

            (b) Within three (3) business days of the Effective Date hereof, Seller shall provide Buyer with a true, correct and complete copy of all Loan Documents executed in connection with the Existing Loan, which documents are listed on Exhibit F attached hereto.

            (c) Unless this Agreement is terminated, Buyer shall, at its sole cost and expense, deliver to Seller a check payable to Seller in the amount of Two Thousand and No/100 Dollars ($2,000.00) (the Application
      Fee) within three (3) business days of the Diligence Date to reimburse Seller for the fee charged to Seller by Lender for applying for its consent to the assignment and assumption of the Existing Loan. In the event Purchaser does not deliver the Application Fee to Seller as provided in the immediately preceding sentence, Seller may offset the Application Fee against the Earnest Money without further action or consent by Buyer. Buyer and Seller agree to use reasonable efforts to apply for the Lender's consent within three (3) business days of the Effective Date hereof and agree to diligently pursue such application until Lender grants its approval of the assignment and assumption of the Existing Loan to Buyer, including, but not limited to, timely submission of all materials requested by Lender and/or those documents required to be submitted to Lender pursuant to the applicable provisions of the Loan Documents.

            (d) If this transaction closes, in addition to the Application Fee, Buyer shall pay at Closing the one percent assumption fee and all legal and other miscellaneous expenses of Lender in connection with the assumption of the Existing Loan.

            (e) Buyer and Seller agree to cooperate with Buyer's efforts to obtain Lender's consent. Subject to the other provisions of this Agreement, Buyer and Seller each agree to execute and deliver any and all documents or instruments or take such other action as may be necessary or proper to effectuate, confirm, perform or carry out the assignment and assumption of the Existing Loan. Buyer agrees to use reasonable efforts to obtain Lender's agreement to the foregoing and to cause Lender to close the transactions contemplated hereby. If Lender does not consent to the items disclosed in Section 6.4(a) on or before the Closing Date (as such date may be extended pursuant to Section 7.1), or if Lender imposes any material adverse restrictions, limitations or additional obligations, which are not included in the Existing Loan Documents, on either party as a condition to granting Lender's consent to the items disclosed in Section 6.4(a) on or before the Closing Date (as such date may be extended pursuant to Section 7.1), then either party hereto may terminate this Agreement by notice to the other, and Escrow Agent shall return the Escrow Amount to Buyer and Seller and Buyer shall be relieved of all further liabilities or obligations to provide Seller with evidence of its efforts to satisfy the provisions of this Section 6.4(e).

                                   ARTICLE 7
                        CONDITIONS PRECEDENT AND CLOSING

      Buyer's Conditions Precedent. In addition to any other conditions precedent in favor of Buyer as may be set forth elsewhere in this Agreement, Buyer's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.1 on or before the Closing Date, or such earlier date as is set forth below. Each condition may be waived in whole or in part only by written notice of such waiver from Buyer to Seller.

            (a) Seller performing and complying in all respects with all of the terms of this Agreement to be performed and complied with by Seller prior to or at the Closing;

            (b) Satisfaction in full of the requirements of Section 6.4 with respect to the Existing Loan.

            (c) The continuing accuracy of all of Seller's warranties and representations in this Agreement as of the Closing Date.

            (d) The absence of any lien, encumbrance or other defect in title to the Property as of Closing (other than the Permitted Exceptions and other than matters insured over in accordance with this Agreement) as evidenced by the Title Insurer s issuance at Closing (or the Title Insurer s irrevocable commitment to issue effective as of the Closing) an ALTA extended coverage owner s policy of title insurance (1990 form) insuring marketable fee simple title to the Real Property vested in Buyer as of the Closing Date, in the liability amount of the Purchase Price, subject only to the Permitted Exceptions (and other matters insured over in accordance with this Agreement) (herein, the Title Policy). Buyer shall also have received from the Lender an estoppel letter in form and substance reasonably satisfactory to Buyer which (i) sets forth the principal amount of the mortgage debt and all accrued interest thereon as of the Closing Date, (ii) verifies that no monetary default exists under the Existing Loan, and (iii) contains such Lender's consent to the sale of the Property to Buyer (the Lender Estoppel).

            (e) The absence of any condemnation or the threat or institution of condemnation proceedings which result in the taking of any part of the Land, or any Improvements on the Land with a value of more than Three Hundred Twenty-Five Thousand Dollars ($325,000), or a reduction in the number of any parking spaces below the minimum level required by law for use by the tenants, or any material limitation or restriction on pedestrian or vehicular access to and from any public rights-of-way adjacent to the Real Property. If any of the foregoing shall occur, Buyer may elect to terminate this Agreement by written notice to Seller within thirty (30) days after the date Buyer receives written notice of such occurrence. If Buyer does not timely elect to terminate this Agreement and this transaction closes, Seller shall assign to Buyer on the Closing Date all condemnation awards and rights to awards which were not used by Seller to pay the costs of any restoration of the Real Property necessitated by the condemnation.

            (f)  The  absence  of  any  material   damage  by  casualty  to  the
      Improvements which has not been repaired by the Closing Date. For the purposes hereof, a material damage by casualty shall be deemed any damage by fire or other casualty which has not been repaired and paid for by Seller by the Closing Date and for which the estimated cost of the remaining repairs exceeds Three Hundred Twenty-Five Thousand Dollars ($325,000). If the Real Property suffers any material damage by casualty, Buyer shall have the right and option, as its sole remedy, to terminate this Agreement within thirty (30) days after the date of the casualty or by the Closing Date, whichever first occurs (unless Seller restores the Property to its prior condition before the Closing Date). If the estimated cost to repair any damage by casualty as of the Closing Date is less than Three Hundred Twenty-Five Thousand Dollars ($325,000), Buyer shall not have the right to terminate this Agreement. If Buyer does not elect timely to terminate this Agreement or does not have the right to terminate this Agreement, this transaction shall close without increase or decrease in the Purchase Price. Seller shall proceed to effect such repairs as are reasonably possible prior to Closing unless otherwise agreed to in writing by Buyer, and Buyer shall be entitled at Closing to an assignment of all insurance proceeds which are not used to pay the costs of such repairs. Seller shall also credit against the Purchase Price the amount of any deductible or self-insurance applicable to such casualty (unless Seller has completed and paid for such repairs prior to Closing).

            (g) Unless otherwise agreed to by Buyer in writing, at Closing Seller shall terminate all management and commission agreements.

      Notwithstanding the foregoing, if the conditions set forth in, Sections 7.1(a)-(g) or any other condition of Closing (other than an obligation of Buyer under Section 7.2 below) shall not have been fulfilled on or before the Closing Date, Buyer shall have the right, (in its sole discretion), exercisable by written notice to Seller at or before the Closing Date, to extend the Closing Date for a period of up to fifteen (15) days to provide additional time for the fulfillment of such conditions. Upon any such extension, the term Closing Date as used herein shall mean the date set forth in such written notice from Buyer. If Buyer's conditions as set forth in this Section 7.1 have not been met as of the Closing Date (as the same may be extended as aforesaid), then Buyer shall have the right to terminate this Agreement by written notice to Seller, and upon receipt of such notice Seller shall direct the Escrow Agent to return the Escrowed Amount to Buyer and this Agreement shall thereupon terminate and be of no further force or effect.

      Seller's Conditions Precedent.
      ------------------------------

      In addition to any other conditions precedent in favor of Seller as may be set forth elsewhere in this Agreement, Seller's obligations under this Agreement are expressly subject to the timely fulfillment of the conditions set forth in this Section 7.2 on or before the Closing Date. or such earlier date as is set forth below. Each condition may be waived in whole or part only by written notice of such waiver from Seller to Buyer.

            (a) Buyer performing and complying in all material respects with all of the terms of this Agreement to be performed and complied with by Buyer prior to or at the Closing, including, without limitation. payment by the Buyer of the Purchase Price (as adjusted as otherwise provided herein);

            (b) On the Closing Date, all of the representations of Buyer set forth in this Agreement shall continue to be true, accurate and complete.

            (c) Satisfaction of the requirements of Section 6.4 with respect to the Existing Loan.

            (d) The release by Lender of Seller and/or its partners and principals from any and all obligations and liability under the Existing Loan Documents and the form of the assumption and release documents being satisfactory to Seller in their sole, but reasonable, discretion.

      Closing Date.
      -------------

      Subject to Buyer's right to extend the Closing Date as provided in Section 7.1, the consummation of the purchase and sale contemplated in this Agreement (the Closing) shall occur on the date which is fifteen (15) days after the Diligence Date (such date, as may be extended pursuant to Section 7.1, being referred to herein as the Closing Date), at the Clayton, Missouri office of the Escrow Agent through the separate escrow closing instructions delivered by the respective parties to Escrow Agent. It is agreed that time is of the essence in this Agreement.

      Closing Deliveries.
      -------------------

      On the Closing Date, Seller shall deliver or cause to be delivered to Buyer and Escrow Agent:

            (a) A duly executed and acknowledged special warranty deed conveying the Land and the Improvements to Buyer;

            (b) A duly executed quitclaim bill of sale and general assignment conveying the Personal Property and the Intangible Property to Buyer;

            (c) A duly executed assignment and assumption of the Leases and Tenant Deposits (the Assignment of Leases);

            (d) A duly executed assignment and assumption of Property Contracts being assumed (the Assignment of Contracts);

            (e) A certificate or certificates of non-foreign status from Seller;

            (f) Customary affidavits sufficient for the Escrow Agent to delete any exceptions for mechanic s or materialmen's liens and parties in possession from Buyer's title policy and such other affidavits relating to such title policy as the Escrow Agent may reasonably request to issue the Title Policy;

            (g) An updated Rent Roll (including a list of all delinquent and prepaid rents) certified by the Seller as true and correct as of the Closing Date;

            (h) Such other instruments as Buyer, Lender or the Escrow Agent may reasonably request to effectuate the transactions contemplated by this Agreement;

            (i) A duly executed counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of the Purchase Price as adjusted;

            (j) Evidence or documents as may reasonably be required by the Escrow Agent evidencing the status and capacity of Seller to sell the Property and the authority of the person or persons executing the various documents on behalf of Seller in connection with the sale of the Property;

            (k) Originals, or where unavailable copies, of all Documents in Seller's possession or control relating to the Property;

            (l) All keys to all locks on the Property and similar items, to the extent in Seller's possession; and

            (m) The following documents with respect to the assignment and assumption of the Existing Loan:

                  (i) Assignment and Assumption of the Mortgage;
                 (ii) Assignment of Assignment of Leases and Rents;
                (iii) UCC-3 Assignments of Financing  Statements,
                 (iv) Written approval of Lender to the assignment to Buyer of the Existing Loan to Buyer;
                  (v) Lender's Estoppel; and

            (n) Notice letters signed by Seller and addressed to the tenants under the Leases disclosing the change in ownership of the Property, such letter to be in a form reasonable acceptable to both parties.

      Buyer's Deliveries.
      -------------------

      On the Closing Date, Buyer shall deliver or cause to be delivered at its expense each of the following to Seller:

            (a) The Purchase Price for the Property, as such Purchase Price may have been adjusted pursuant to the provisions of this Agreement and credited for any portion of the Escrowed Amount paid to Seller, in the manner provided for in Article 3;

            (b) Evidence in form and substance reasonably satisfactory to Escrow Agent and Seller of Buyer's authority to purchase the Property;

            (c)   The Assignment of Leases;

            (d)   The Assignment of Contracts;

            (e) Duly executed assumption agreement regarding the Existing Loan Documents and such other instruments as Lender may reasonably require and in a form acceptable to Buyer in connection with and to evidence the assumption of the Existing Loan Documents by Buyer;

            (f) Such other instruments as Seller or Escrow Agent may reasonably request to effectuate the transactions contemplated by this Agreement;

            (g) A duly executed counterpart original of the closing statement setting forth the Purchase Price, the closing adjustments and the application of such amounts;

            (h) Such evidence or documents as may reasonably be required by the Escrow Agent evidencing the status and capacity of Buyer and the authority of the person or persons who are executing the various documents on behalf of Buyer in connection with the purchase of the Property;

            (i) Acknowledgment by Buyer of Buyer's receipt from Seller of the Tenant Deposits; and

            (j) The following documents with respect to the assignment and assumption of the Existing Loan:

                  (i) Written approval of Lender to the assignment to Buyer of the Existing Loan;
                 (ii)   Assignment  and  Assumption  of  the  Mortgage;
                (iii)   Assignment  of  Assignment  of Leases  and  Rents;
                 (iv)   UCC-3 Assignments of Financing  Statements;
                  (v) Release of Seller's obligations under the Loan Documents (hereinafter defined), including, without limitation, a release of Seller from its obligations pursuant to the Guaranty executed in connection with the Existing Loan, all in forms reasonably satisfactory to Seller; and

            (k) Executed  counterparts of any other documents  listed in Section
      7.4 required to be signed by Buyer; and

            (l)   St. Louis County Certificate of Value.


      Possession.
      -----------

      Possession of the Property shall be delivered to Buyer by Seller at the Closing, subject only to those items listed in Section 6.2 of this Agreement and rights arising under any Property Contracts not terminated by Buyer pursuant to
Section 4.3. Seller and Buyer covenant and agree to execute, at Closing, a written notice of the acquisition of the Property by Buyer, for duplication and transmittal to all tenants affected by the sale and purchase of the Property (or otherwise in such manner as will comply with applicable law respecting notification of tenants). Such notice shall be prepared by Buyer and approved by Seller, shall notify the tenants of the sale and transfer and shall contain appropriate instructions relating to the payment of future rentals, the giving of future notices. and other matters reasonably required by Buyer or required by law. Unless a different procedure is required by applicable law, in which event such laws shall be controlling, Buyer agrees to transmit or otherwise deliver such letters to the tenants promptly after the Closing.


                                   ARTICLE 8
                                    RESERVED


                                   ARTICLE 9
                              BROKERAGE COMMISSIONS

      Seller and Buyer each mutually represent and warrant to the other that they have not dealt with, and are not obligated to pay, any fees or commissions to any broker in connection with the transaction contemplated by this Agreement other than Apartment Investment Advisors, Ltd. (the Broker). Lewis A. Levey, a licensed Missouri real estate broker, serves as President of St. Louis STW, Inc., a Missouri corporation, which serves as Managing General Partner of Seven Trails West Company, L.P., a Missouri limited partnership, which is in turn, General partner of Seven Trails West Associates, a Missouri general partnership. Lewis A. Levey will not receive a brokerage commission with respect to this transaction. Broker shall provide Buyer with a copy of its brokerage agreement with Seller. Seller agrees to pay all commissions, payments and fees due to the Broker at the Closing. Buyer agrees to indemnify, defend and hold Seller harmless from and against all loss, liabilities, costs, damages and expenses (including reasonable attorneys fees) arising from any claims for brokerage or finder s fees, commissions or other similar fees in connection with the transaction covered by this Agreement insofar as such claims shall, be based upon alleged arrangements or agreements made by Buyer or on Buyer's behalf. Seller hereby agrees to indemnify, defend and hold Buyer harmless from and against all loss, liabilities, costs, damages and expenses (including reasonable attorneys fees) arising from any claims for brokerage or finders fees, commissions or other similar fees, including any claim made by the Broker, in connection with the transaction covered by this Agreement as such claims shall be based upon alleged arrangements or agreements made by Seller or on Seller's behalf. The covenants and agreements contained in this Article shall survive the termination of this Agreement or the Closing of the transaction contemplated hereunder.

                                   ARTICLE 10
                        DEFAULT, TERMINATION AND REMEDIES

      Seller's Default.
      -----------------

      In the event that Seller shall have failed in any material respect adverse to Buyer as of the Closing Date to have performed any of the covenants and agreements contained in this Agreement which are to be performed by Seller on or before the Closing Date, or Seller willfully and intentionally defaults hereunder by refusing to close title hereunder in order to avoid its obligations hereunder, then, Buyer shall be entitled to seek damages from Seller for any such default in an amount equal to the sum of: (i) $100,000 and (ii) Buyer's actual third-party expenses (including legal fees and reimburseable costs) incurred in the due diligence investigation of the Property and expenses with respect to the review and negotiation of this Agreement, all closing documents, and the assumption of the Existing Loan (the Termination Payment). Buyer shall submit to Seller actual paid invoices and reasonably detailed back-up documentation supporting such invoices for such expenses. Seller shall pay the Termination Payment based on such back-up documentation within fifteen (15) days of submission by Buyer or within such fifteen (15) day period provide Buyer with written objection thereto with reasonable detail as to the basis of Seller's objections. If Buyer shall be required to commence a proceeding for collection, buyer shall be entitled to reasonable attorneys fees incurred in connection with such collection action together with interest on the unpaid Termination Payment determined to be due at the rate of ten percent (10%) per annum from the date when the Termination Payment was due by Seller. IN NO EVENT SHALL SELLER, ITS DIRECT OR INDIRECT PARTNERS, SHAREHOLDERS, OWNERS OR AFFILIATES, ANY OFFICER, DIRECTOR, EMPLOYEE OR AGENT OF THE FOREGOING, OR ANY AFFILIATE OR CONTROLLING PERSON THEREOF, HAVE ANY LIABILITY BEYOND ITS INTEREST IN THE PROPERTY FOR ANY CLAIM, CAUSE OF ACTION OR OTHER LIABILITY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE PROPERTY, WHETHER BASED ON COMMON LAW, CONTRACT, STATUTE, EQUITY OR OTHERWISE. In the event of a default by Seller which is discovered or which occurs after the Closing Date with respect to either (i) Section 11.2, as limited by Section 11.4, or (ii) Section 5.5, Buyer shall be entitled to pursue its remedies at law or in equity, but in no event shall Seller's aggregate liability for damages to Buyer exceed One Hundred Thousand Dollars ($100,000).

      Buyer's Default.
      ----------------

      In the event that Buyer shall have failed in any material respect adverse to Seller as of the Closing Date to have performed any of the covenants and agreements contained in this Agreement which are to be performed by Buyer on or before the Closing Date, or if Buyer defaults in its obligation to close hereunder, Seller shall be entitled to receive the Escrowed Amount as liquidated damages, in lieu of all other remedies available to Seller at law or in equity for such default, and Buyer shall direct the Escrow Agent to release the Escrowed Amount to Seller. Seller and Buyer agree that the damages resulting to Seller as a result of such default by Buyer as of the date of this Agreement are difficult or impossible to ascertain and the liquidated damages set forth in the preceding sentence constitute Buyer's and Seller's reasonable estimate of such damages. Notwithstanding the foregoing, in the event of Buyer's default or a termination of this Agreement, Seller shall have all remedies available at law or in equity in the event Buyer or any party related to or affiliated with Buyer wrongfully asserts any claims or rights to the Property that would otherwise delay or prevent Seller from having clear, indefeasible and marketable title to the Property; provided, however, that if Buyer is entitled to damages from Seller under Section 10.1, and Seller has not paid such amounts within fifteen
(15) days of Buyer's written request (as provided in Section 10.1), then Buyer may file a notice of lis pendens against the property with respect to any legal action initiated by Buyer asserting its right to damages for Seller's default under this Agreement, the source of payment for which is limited to Seller's interest in the Property and/or proceeds related thereto, and the filing of such a notice in good faith shall not entitle Seller to pursue all remedies available at law or in equity.

                                   ARTICLE 11
                         REPRESENTATIONS AND WARRANTIES

      Buyer's Representations and Warranties.
      ---------------------------------------

      Buyer represents and warrants to Seller that:

            (a) Buyer is a limited liability company, duly organized and in good standing under the laws of the State of Delaware, is qualified (or in the process of applying to qualify) to do business in the State of Missouri and has the power and authority to enter into this Agreement and to execute and deliver this Agreement and to perform all duties and obligations imposed upon it hereunder. As of the date of this Agreement, Buyer has obtained all necessary corporate, partnership or other organizational authorizations required in connection with the execution and delivery of this Agreement (except for the ratification or rejection by Buyer's internal investment committee notice of which shall be given to Seller on or before the Diligence Date). Each of the individuals executing this Agreement on Buyer's behalf is authorized to do so. Buyer has the financial ability to pay the Purchase Price by (i) tendering the Cash Balance, and (ii) assuming the Existing Loan, and to perform the other covenants of Buyer set forth in this Agreement.

            (b) Neither the execution nor the delivery of this Agreement, nor the consummation of the purchase and sale transaction contemplated hereby, nor the fulfillment of or compliance with the terms and conditions of this Agreement conflict with or will result in the breach of any of the terms, conditions or provisions of any agreement or instrument to which Buyer is a party or by which Buyer or any of Buyer's assets is bound.

            (c) Buyer is not in any way affiliated with Seller.

            (d) Except for the approval by Lender of Buyer's assumption of the Existing Loan as described in Section 6.4, no approval, consent, order or authorization of, or designation, registration or declaration with, any of the United States, the State of Missouri, any department, board, agency, office, commission or other subdivisions thereof, or any official thereof or any third party is required in connection with the valid execution and delivery of, and performance of the covenants of, this Section 11.1 by Buyer.

            (e) There are no actions, suits or proceedings pending or, to the knowledge of Buyer, threatened against or affecting Buyer which, if determined adversely to Buyer, would adversely affect its ability to perform its obligation hereunder.

      Each of the representations and warranties contained in this Section is acknowledged by Buyer to be material and to be relied upon by Seller in proceeding with this transaction.

 0.2  Seller's Representations and Warranties.

      Seller represents and warrants to Buyer that:

            (a) No Violation of Zoning and Other Laws. To the best of Seller's knowledge, Seller has not received any notice from any governmental agency alleging violations of any building codes, building or use restrictions, subdivision laws, zoning ordinances, or rules and regulations affecting the Real Property which has not been entirely corrected.

            (b) Eminent Domain. To the best of Seller's knowledge, there is no pending or contemplated eminent domain or condemnation of the Land or Improvements or any portion thereof.

            (c) Assessments. Seller has not received written notice of any special assessments to be levied against the Property which are in addition to those disclosed in the Title Report.

            (d) Authority of Seller. Seller is a general partnership existing under the laws of the State of Missouri. Seller's execution, delivery of and performance under this Agreement are undertaken pursuant to authority validly and duly conferred upon Seller and the signatories hereto.

            (e)  Nonforeign  Status Seller is not a foreign person as defined in
      Section 1445 of the Internal Revenue Code of 1986, as amended. Seller shall deliver to Buyer at closing a Certificate of Nonforeign Status setting forth Seller's address and United States taxpayer identification number and certifying that it is not a foreign person as so defined.

            (f) Executory Agreements. Exhibit C and Exhibit F are true and complete listing of all material Property Contracts and all Existing Loan Documents affecting the Property which are binding upon or impose any liability or obligation upon Buyer following the Closing. Seller has received no written notice of any default or any occurrence which would, with the provision of notice or the passage of time or both, constitute a default, under any material Property Contracts or any Existing Loan Documents and to the best of Seller's knowledge all material Property Contracts and all Existing Loan Documents are currently in full force and effect.

            (g) Leases and Rent Roll. Attached as Exhibit E hereto are a (i) Rent Roll, (ii) Aged Delinquency Report and (iii) Delinquency/Prepaid Rent Report prepared by the property manager for the Property. To the best of Seller's knowledge, the information contained in such exhibit is true, accurate and complete in all material respects. To the best of Seller's knowledge, there are no unwritten leases affecting the Property.

            (h) No Liens; No Defaults. Seller has received no written notice of any default or breach under any covenant, condition, restriction, right of way, easement, mortgage, deed of trust, lien or license affecting the Property, or any portion thereof, that is to be performed or complied with by the owner of the Property which has not been entirely corrected.

            (j) No Actions. There are no actions, suits, proceedings, or claims pending, or to the best of Seller's knowledge, contemplated or threatened in writing, with respect to or in any manner affecting the Property which would be binding on or could be brought against or otherwise affect Buyer or which would prevent Seller from satisfying its obligations under this Agreement.

            (k) Financial Information; Bankruptcy. Seller, (i) is not in receivership or dissolution, (ii) has not made an assignment for the benefit of creditors or admitted in writing its inability to pay its debts as they mature, (iii) has not been adjudicated a bankrupt or filed a petition in voluntary bankruptcy or a petition or answer seeking reorganization or an arrangement with creditors under the Federal bankruptcy laws or any similar law or statute of the United States or any jurisdiction and no such petition has been filed against Seller, and (iv) to the best of its knowledge, none of the foregoing are pending.

      Each of the representations and warranties contained in this Section shall be deemed to be automatically updated by (i) any notices sent from Seller or its authorized representative to Buyer relating to the matters which are the subject of the representations and/or warranties and (ii) any information relating the matters which are the subject of the representations and/or warranties which is discovered by Buyer in the context of its due diligence on the Property. Each of the representations and warranties contained in this Section is acknowledged by Seller to be material and to be relied upon by Buyer in proceeding with this transaction.

      Seller:  Seller's Knowledge.
      -------  -------------------

      Whenever a representation is made to Seller's Knowledge, or a term of similar import, the accuracy of such representation shall be based solely on the actual knowledge of Mr. Rock D'Errico and Mr. Lewis Levey, without independent investigation or inquiry except for inquiry of Seller's property manager for the Property. Said individuals are the employees of Seller who have had primary responsibility for the sale of the Property to Buyer. Notwithstanding the foregoing, if, prior to the Closing, Buyer obtains actual knowledge that any representation or warranty of Seller is inaccurate and Buyer nonetheless proceeds with the Closing, Seller shall have no liability for any such matter regarding which Buyer had actual knowledge prior to Closing.

      Survival of Warranties.
      -----------------------

      All of representations and warranties in this Agreement shall be deemed given as of the date of this Agreement and the Closing Date, except as modified by updated information provided by Seller or discovered by Buyer as set forth in Sections 11.2 and 11.3, and shall be updated in a certificate to be provided to the other party at and as of the Closing Date. All of the aforesaid representations and warranties shall survive the closing of this transaction; provided, however, that any claim for any misrepresentation or breach shall be deemed to have been waived unless a party notifies the warranting party in writing of such claim for misrepresentation or breach within thirty (30) days after the Closing Date.

      Property Conveyed AS IS.
      ------------------------

            (a) EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR IN A CLOSING DOCUMENT, SELLER AND ITS PROPERTY MANAGER HAVE NOT MADE AND ARE NOT NOW MAKING, AND THEY SPECIFICALLY DISCLAIM ANY OTHER WARRANTIES, REPRESENTATIONS OR GUARANTIES OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT OR FUTURE, WITH RESPECT TO THE PROPERTY, INCLUDING, BUT NOT LIMITED TO, (I) WARRANTIES, REPRESENTATIONS OR GUARANTIES AS TO MATTERS OF TITLE (OTHER THAN SELLER'S WARRANTY OF TITLE SET FORTH IN THE DEED (HEREINAFTER DEFINED) TO BE DELIVERED AT CLOSING), (II) ENVIRONMENTAL MATTERS RELATING TO THE PROPERTY OR ANY PORTION THEREOF, (III) GEOLOGICAL CONDITIONS, INCLUDING, WITHOUT LIMITATION, SUBSIDENCE, , SUBSURFACE CONDITIONS, WATER TABLE, UNDERGROUND WATER RESERVOIRS, LIMITATIONS REGARDING THE WITHDRAWAL OF WATER, AND EARTHQUAKE FAULTS AND THE RESULTING DAMAGE OF PAST AND/OR FUTURE EARTHQUAKES, (WHETHER, AND TO THE EXTENT TO WHICH THE PROPERTY OR ANY PORTION THEREOF IS AFFECTED ANY STREAM (SURFACE OR UNDERGROUND), BODY OF WATER, FLOOD PRONE AREA, FLOOD PLAIN, FLOODWAY OR SPECIAL FLOOD HAZARD,
      (V) DRAINAGE, ( SOIL CONDITIONS, INCLUDING THE EXISTENCE OF INSTABILITY, PAST SOLID REPAIRS, SOIL ADDITIONS OR CONDITIONS, OF SOIL FILL, OR SUSCEPTIBILITY TO LANDSLIDES, OR THE SUFFICIENCY OF ANY UNDERSHORING,
      (VII) ZONING TO WHICH THE PROPERTY OR ANY PORTION  THEREOF MAY BE SUBJECT,
      (VIII) THE AVAILABILITY OF ANY UTILITIES TO THE PROPERTY OR ANY PORTION THEREOF INCLUDING, WITHOUT LIMITATION, WATER, SEWAGE, GAS AND ELECTRIC,
      (IX) USAGES OF ADJOINING PROPERTY, (X) ACCESS TO THE PROPERTY OR ANY PORTION THEREOF, (XI) THE VALUE, COMPLIANCE WITH THE PLANS AND SPECIFICATIONS, SIZE, LOCATION, AGE, USE, DESIGN, QUALITY, DESCRIPTION, SUITABILITY, STRUCTURAL INTEGRITY, OPERATION, TITLE TO, OR PHYSICAL OR FINANCIAL CONDITION OF THE PROPERTY OR ANY PORTION THEREOF, OR ANY INCOME, EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, OR ANY INCOME. EXPENSES, CHARGES, LIENS, ENCUMBRANCES, RIGHTS OR CLAIMS ON OR AFFECTING OR PERTAINING TO THE PROPERTY OR ANY PART THEREOF, (XII) THE PRESENCE OF HAZARDOUS SUBSTANCES (HEREINAFTER DEFINED) IN OR ON, UNDER OR IN THE VICESITY OF THE PROPERTY, (XIII) THE CONDITION OR USE OF THE PROPERTY OR COMPLIANCE OF THE PROPERTY WITH ANY OR ALL PAST, PRESENT OR FUTURE FEDERAL, STATE OR LOCAL ORDINANCES, RULES, REGULATIONS OR LAWS, BUILDING, FIRE OR ZONING ORDINANCES, CODES OR OTHER SIMILAR LAWS, (XIV) THE EXISTENCE OR NON-EXISTENCE OF UNDERGROUND STORAGE TANKS, (XV) ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE REAL PROPERTY, (XVI) THE POTENTIAL FOR FURTHER DEVELOPMENT OF THE PROPERTY, (XVII) THE EXISTENCE OF VESTED LAND USE, ZONING OR BUILDING ENTITLEMENTS AFFECTING THE PROPERTY, (XVIII) THE MERCHANTABILITY OF THE PROPERTY OR FITNESS OF THAT PROPERTY FOR ANY PARTICULAR PURPOSE (BUYER AFFIRMING THAT BUYER HAS NOT RELIED ON SELLER'S OR ITS PROPERTY MANAGER S SKILL OR JUDGMENT TO SELECT OR FURNISH THE PROPERTY FOR ANY PARTICULAR PURPOSE, AND THAT SELLER MAKES NO WARRANTY THAT THE PROPERTY IS FIT FOR ANY PARTICULAR PURPOSE), OR
      (XIX) TAX CONSEQUENCES.

            (b) EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT OR IN A CLOSING DOCUMENT, BUYER HAS NOT RELIED UPON AND WILL NOT RELY UPON, EITHER DIRECTLY OR INDIRECTLY, ANY REPRESENTATION OR WARRANTY OF SELLER OR ITS PROPERTY MANAGER OR ANY OF THEIR RESPECTIVE AGENTS, EXCEPT AS EXPRESSLY SET FORTH HEREIN, AND ACKNOWLEDGES THAT NO OTHER SUCH REPRESENTATIONS HAVE BEEN MADE. BUYER WILL CONDUCT SUCH INSPECTIONS AND INVESTIGATIONS OF THE PROPERTY AS BUYER DEEMS NECESSARY, INCLUDING, BUT NOT LIMITED TO, THE PHYSICAL AND ENVIRONMENTAL CONDITIONS THEREOF, AND SHALL RELY UPON SAME. UPON CLOSING AND EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT OR A CLOSING DOCUMENT, BUYER SHALL ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING, BUT NOT LIMITED TO, ADVERSE PHYSICAL AND ENVIRONMENTAL
      CONDITIONS, MAY NOT HAVE BEEN REVEALED BY BUYER'S INSPECTIONS AND INVESTIGATIONS. BUYER ACKNOWLEDGES AND AGREES THAT UPON CLOSING, SELLER SHALL SELL AND CONVEY TO BUYER AND BUYER SHALL ACCEPT THE PROPERTY AS IS, WHERE IS, WITH ALL FAULTS SUBJECT TO OBLIGATION OF SELLER SURVIVING THE
      CLOSING BY VIRTUE OF THIS AGREEMENT OR A CLOSING DOCUMENT. BUYER FURTHER ACKNOWLEDGES AND AGREES THAT THERE ARE NO ORAL AGREEMENTS, WARRANTIES OR REPRESENTATIONS, COLLATERAL TO ALL AFFECTING THE PROPERTY BY SELLER, ANY AGENT OF SELLER OR ANY THIRD PARTY. THE TERMS AND CONDITIONS OF THIS
      SECTION 11.5(B) SHALL EXPRESSLY SURVIVE THE CLOSING, NOT MERGE WITH THE PROVISIONS OF ANY CLOSING DOCUMENTS AND SHALL BE INCORPORATED INTO THE DEED. SELLER IS NOT LIABLE OR BOUND IN ANY MANNER BY ANY ORAL OR WRITTEN STATEMENTS, REPRESENTATIONS, OR INFORMATION PERTAINING TO THE PROPERTY FURNISHED BY ANY REAL ESTATE BROKER, AGENT, EMPLOYEE, SERVANT OR ANY PERSON, UNLESS THE SAME ARE SPECIFICALLY SET FORTH IN THIS AGREEMENT OR A CLOSING DOCUMENT, BUYER ACKNOWLEDGES THAT THE PURCHASE PRICE REFLECTS THE AS IS NATURE OF THIS SALE AND ANY FAULTS, LIABILITIES, DEFECTS OR THE ADVERSE MATTERS THAT MAY BE ASSOCIATED WITH THE PROPERTY. BUYER HAS FULLY REVIEWED THE DISCLAIMERS AND WAIVERS SET FORTH IN THIS AGREEMENT WITH ITS COUNSEL AND UNDERSTANDS THE SIGNIFICANCE AND EFFECT THEREOF.


                                   ARTICLE 12
                                  MISCELLANEOUS

      Successors and Assigns.
      -----------------------

      Without the prior written consent of Seller, Buyer shall not, directly or indirectly, assign this Agreement or any of its rights hereunder. Any attempted assignment in violation hereof shall, at the election of Seller in its sole discretion, be of no force or effect and shall constitute a default by Buyer. Notwithstanding the foregoing and so long as it will not affect the Lender's consent to or the timing of the Closing, Buyer may elect to have a nominee entity accept title to the Property at Closing, provided that any such nominee must be an affiliated entity controlled by or under common control with Buyer, and Buyer shall give written notice of such nominee to Seller, together with any reasonable evidence of affiliation requested by Seller, a minimum of fifteen
(15) days prior to Closing. No designation of a nominee to receive title shall release Buyer from its obligations under this Agreement.

      Notices.
      --------

      Except as otherwise specifically provided herein, any notice, required or permitted to be delivered under this Agreement shall be in writing and shall be deemed given: (i) when delivered or refused if sent by hand during regular business hours, (ii) three (3) days after being sent by United States Postal Service, registered or certified mail, postage prepaid, return receipt requested, or (iii) on the next business day when sent by a reputable overnight express mail service that provides tracing with proof of receipt or refusal of items mailed, addressed to Seller or Buyer. as the case may be, at the address or addresses set forth below or such other addresses as the parties may designate in a notice similarly sent. Any notice given by a party to Escrow Agent shall be simultaneously given to the other party. Any notice given by a party to the other party relating to its entitlement to the Escrowed Amount shall be simultaneously given to the Escrow Agent.

      (1)   If to Seller:

            c/o Paine Webber Properties Incorporated
            265 Franklin Street, l6th Floor
            Boston, MA 02110
            Attn:  Mr. Rock  D'Errico
            Facsimile: 617/478-4725

      and

            Seven Trails West Company, L.P.
            c/o Paragon Group
            1401 South Brentwood Boulevard
            Suite 675
            St. Louis, MO 63144
            Attn: Mr. Lewis Levey
            Facsimile: 314/963-9715

      with a copy to:

            Goodwin, Procter & Hoar LLP
            Exchange Place
            Boston, MA 02109
            Attn: Andrew C. Sucoff, Esq.
            Facsimile: 617/227-8591

      (2) If to Buyer:

            Seven Trails West LLC
            Allegis Realty Investors LLC
            242 Trumbull Street
            Hartford, CT  06103-1212
            Attn: John R. Connelly, Jr
            Facsimile: 860/275-4225.

      with a copy to:

            Allegis Realty Investors LLC
            242 Trumbull Street
            Hartford, CT  06103-1212
            Attn: Matthew H. Lynch, Esq.
            Facsimile: 860/275-2559

      with a copy to:

            Sonnenschein Nath & Rosenthal
            One Metropolitan Square, Suite 3000
            St. Louis, MO  63102
            Attn: Steven R. Karl, Esq.
            Facsimile: 314/259-5959

      (3) If to the Escrow Agent:

            Title Insurers Agency, Inc.
            226 South Meramec Avenue, Suite 100
            Clayton, Missouri 63105
            Attn: Robert Parsons

      Construction.
      -------------

      Words of any gender used in this Agreement shall be held and construed to include any other gender. and words of a singular number shall be held to include the plural and vice versa, unless the context requires otherwise.

      Captions.
      ---------

      The captions used in connection with the Articles of this Agreement are for convenience only and shall not be deemed to extend, limit or otherwise define or construe the meaning of the language of this Agreement.

      No Other Parties.
      -----------------

      Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their respective successors and assigns. any rights or remedies under or by reason of this Agreement.

      Amendments.
      -----------

      This Agreement may be amended only by a written instrument executed by Seller and Buyer (or Buyer's assignee or transferee).

      Severability.
      -------------

      If any provision of this Agreement or application to any party or circumstance shall be determined by any court of competent jurisdiction, to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

      Applicable Law.
      ---------------

      This Agreement shall be construed under and in accordance with the laws of state in which the Property is located.

      Counterparts.
      -------------

      This Agreement may be executed in two (2) or more counterparts, each of which shall be an original but such counterparts together shall constitute one and the same instrument notwithstanding that both Buyer and Seller are not signatory to the same counterpart.

      Time of the Essence.
      --------------------

      Time is expressly declared to be of the essence of this Agreement, provided, however that in the event any date hereunder fall on a Saturday, Sunday or legal holiday, the date applicable shall be the next business day.

      No Personal Liability. The obligations of Seller hereunder shall be binding only on the Sellers and its general partners and neither Buyer nor anyone claiming by, through or under Buyer shall be entitled to obtain any judgment or creating personal liability on the part of the officers, directors, shareholders, advisors or agents of Seller or Seller's partners or any of their successors (other than for fraud or intentional misconduct). The obligations of Buyer hereunder shall be binding only on the Buyer and neither Seller nor anyone claiming by, through or under Seller shall be entitled to obtain any judgment or creating personal liability on the part of the officers, managers, members, advisors or agents of Buyer or Buyer's members or managers or any of their successors (other than for fraud or intentional misconduct).

      No Recordation.
      ---------------

      Without the prior written consent of Seller, there shall be no recordation of either this Agreement or any memorandum hereof, or any affidavit pertaining hereto, and any such recordation of this Agreement or memorandum hereto by Purchaser without the prior written consent of Seller (other than notice of lis pendens filed by Buyer following a default by Seller) shall constitute a default hereunder by Buyer, whereupon, this Agreement shall, at the option of Seller, terminate and be of no further force and effect. Upon termination (other than notice of lis pendens filed by Buyer following a default by Seller), the Escrowed Amount shall be immediately delivered to Seller, whereupon the parties shall have no further duties or obligations to one another except as otherwise specifically provided herein.

      Waiver.
      -------

      The excuse or waiver of the performance by a party of any obligation of the other party under this Agreement shall only be effective if evidenced by a written statement signed by the party so excusing or waiving. No delay in exercising any right or remedy shall constitute a waiver thereof, and no waiver by Seller or Buyer of the breach of any covenant of this Agreement shall be construed as a waiver of any preceding or succeeding breach of the same or any other covenant or condition of this Agreement.

      Binding On Successors and Assigns.
      ----------------------------------

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      Entire Agreement.
      -----------------

      This Agreement constitutes the entire agreement between the parties hereto with respect to the transactions contemplated herein. and it supersedes all prior discussions, understandings or agreements between the parties. All Exhibits and Schedules attached hereto are a part of this Agreement and are incorporated herein by reference.

      Construction of Agreement.
      --------------------------

      This Agreement shall not be construed more strictly against one party than against the other merely by virtue of the fact that it may have been prepared primarily by counsel for one of the parties, it being recognized that both Buyer and Seller have contributed substantially and materially to the preparation of this Agreement.

      Further Instruments.
      --------------------

      Each party, promptly upon the request of the other, shall execute and have acknowledged and delivered to the other or to Escrow Agent, as may be appropriate, any and all further instruments reasonably requested or appropriate to evidence or give effect with the provisions of this Agreement and which are consistent with the provisions of this Agreement.

      Parties Represented by Counsel. Buyer hereby represents and warrants to Seller that (i) Buyer is not in a significantly disparate bargaining position in relation to Seller, (ii) Buyer is represented by legal counsel in connection with the transaction contemplated by this Agreement, and (iii) Buyer is buying the Property for business, commercial. investment or other similar purpose and not for use as Buyer's residence. Seller hereby represents and warrants to Buyer that (i) Seller is not in a significantly disparate bargaining position in relation to Buyer, and (ii) Seller is represented by legal counsel in connection with the transaction contemplated by this Agreement.

     Preparation of Documents. All of the documents to be executed at the Closing shall be in the form prepared to the reasonable satisfaction of Seller's and Buyer's counsel.

      Attorney Fees.
      --------------

      In addition to all other remedies available to a party under this Agreement, and notwithstanding anything in this Agreement to the contrary, the prevailing party shall be entitled to recover from the other party such sum as the court may adjudge reasonable as attorneys fees at trial, on any appeal, in any bankruptcy proceeding and in any petition for review, in addition to all other sums provided by law. This provision shall survive the closing or any earlier termination of this Agreement.

      No Shopping.
      ------------

      Until such time as this Agreement is terminated, the Property shall be taken off the market and neither Seller nor any of its affiliates shall, directly or indirectly, seek to procure any other purchaser of the Property, or any portion thereof.

                                   ARTICLE 13
                           IRS FORM 1099-S DESIGNATION

      In order to comply with information reporting requirements of Section 6045(c) of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder, the parties agree (1) to execute an IRS Form 1099-S Designation Agreement in the form attached hereto as Schedule D at or prior to the Closing to designate the Escrow Agent (the Designee) as the party who shall be responsible for reporting the contemplated sale of the Property to the Internal Revenue Service (the IRS) on IRS Form 1099-S; (2) to provide the
Designee with the information necessary to complete Form 1099-S; (3) that the Designee shall not be liable for the actions taken under this Agreement, or for the consequences of those actions. except as they may be the result of gross negligence or willful misconduct on the part of the Designee; and (4) that the Designee shall be indemnified by the parties for any costs or expenses incurred as a result of the actions taken hereunder, except as they may be the result of gross negligence or willful misconduct on the part of the Designee. The Designee shall provide all parties to this transaction with copies of the IRS Forms 1099-S filed with the MS and with any other documents used to complete IRS Form 1099-S.

                                   ARTICLE 14
                              OFFER; EFFECTIVE DATE

      Buyer's execution and submission to Seller of this Agreement constitutes an offer to purchase the Property. The Effective Date of this Agreement shall be the date Buyer receives a fully executed original of this Agreement with all Exhibits attached, and such date shall be inserted on page one of this Agreement.

                       [ REMAINDER OF PAGE INTENTIONALLY LEFT BLANK ]

      IN WITNESS WHEREOF, Seller has executed this Agreement as of the 12th day of May, 1999.

                               SELLER:

                                    SEVEN TRAILS WEST ASSOCIATES, a Missouri general partnership

                                    By:  PaineWebber Income Properties Five
                                         Limited Partnership, a Delaware limited
                                         partnership, a General Partner of
                                         Seven Trails West Associates

                                          By:   Fifth Income Properties Fund,
                                                Inc., a Delaware corporation,
                                                the Managing General Partner of
                                                PaineWebber Income Properties
                                                Five Limited Partnership

                                                By:  /s/ Rock M. D'Errico
                                                     --------------------
                                                     Name: Rock M. D'Errico
                                                     Title: Vice President

                              and

                                    By:  Seven Trails West Company, L.P., a
                                         Missouri limited partnership, a General
                                         Partner of Seven Trails West Associates

                                         By:   St. Louis STW, Inc., a Missouri
                                               corporation, the Managing General
                                               Partner of Seven Trails West
                                               Company, L.P.


                                               By: /s/ Lewis A. Levey
                                                   ------------------
                                                   Name: Lewis A. Levey
                                                   Title:  President


      IN WITNESS WHEREOF, Buyer has executed this Agreement as of the 12th day of May, 1999.


                               BUYER:

                                    SEVEN TRAILS WEST LLC, a Delaware limited liability company

                                    By:   Allegis Realty Investors LLC, a
                                          Massachusetts limited liability
                                          company, its Manager

                                          By: /s/ John R. Connelly, Jr.
                                              ------------------------
                                              John R. Connelly, Jr.
                                              Senior Vice President

                                    EXHIBIT A

                                    The Land

                                 [See attached]


     LEGAL DESCRIPTION: PARCEL NO. 1.- A tract of land being part of those parcels described as Parcel 1 and 2 conveyed to Seven Trails West, Associates, by instrument recorded in Deed Book 7665 page 2347 of the St. Louis County Records, situated in U. S. Survey 1908 and Section 35, Township 45 North, Range 4 East in the City of Ballwin, St. Louis County, Missouri, being more particularly described as follows:

     Beginning at a point in the North line of property conveyed to the City of Ballwin by instrument recorded in Deed Book 5765 page 217 of the St. Louis County Records, said point being the Southeast corner of property conveyed to the City of Ballwin for the widening of Holloway Road by instrument recorded in Deed Book 6585 page 583 of said records; thence Northeasterly, along the East line of said property so conveyed to the City of Ballwin, North 28 degrees 01 minute 00 seconds East 259.40 feet to a point of curvature in the South line of Seven Trails Drive per Dedication Plat thereof recorded in Plat Book 173 page 12 of said records; thence Northeasterly along the South lien of said Seven Trails Drive, being a curve to the right, having a radius of 25.00 feet, an arc distance of 32.27 feet (North 65 degrees 00 minutes 00 seconds East 30.08 feet on its chord: to a point of tangency; thence Southeasterly, continuing along the South line of said Seven Trails Drive, South 78 degrees 01 minute 00 seconds East 57.19 feet to a point of curvature; thence Southeasterly, along a curve to the right having a radius of 202.87 feet, an arc distance of 53.11 feet (South 70 degrees 31 minutes 00 seconds East 52.96 feet on its chord) to a point of tangency; thence South 63 degrees 01 minute 00 seconds East 55.00 feet to a point of curvature; thence Southeasterly, along a curve to the left having a radius of 393.63 feet, an arc distance of 137.40 feet to a point of reverse curvature; thence Southeasterly, along a curve to the right having a radius of
316.60 feet, an arc distance of 254.18 feet (South 60 degrees 01 minute 00 seconds East 247.41 feet on its chord) to a point of reverse curvature; thence Southeasterly, along a curve to the left having a radius of 348.18 feet an arc distance of 320.12 feet to a point of tangency: thence Southeasterly, continuing along the South line of said Seven Trails Drive, South 90 degrees 41 minutes 40 seconds East 223.68 feet to a point of curvature; thence Southeasterly, along a curve to the right having a radius of 384.79 feet an arc distance of 184.20 feet (South 75 degrees 58 minutes 50 seconds East 1822.44 feet on its chord) to a point of tangency; thence Southeasterly, South 62 degrees 16 minutes 00 seconds East 60.00 feet to a point of curvature; thence Southeasterly, along a curve to the right having a radius of 237.28 feet an arc distance of 336.48 feet (South 21 degrees 38 minutes 30 seconds East 308.99 feet on its chord) to a point of tangency; thence Southwesterly, continuing along the South line of said Seven trails Drive, South 18 degrees 59 minutes 00 seconds West 221.33 feet to a point of curvature; thence Southwesterly, along a curve to the right having a radius of 929.06 feet an arc distance of 97.29 feet (South 21 degrees 59 minutes 00 seconds West 97.25 feet on its chord) to a point of tangency; thence
Southwesterly, South 24 degrees 59 minutes 00 seconds West 111.53 feet to a point of curvature; thence Southwesterly, along a curve to the left having radius of 144.66 feet an arc distance of 63.76 feet to its intersection with the South line of property described as Parcel 1, conveyed to Seven trails West, associates; by said instrument recorded in Deed Book 7665 page 2347 of said records; thence Northwesterly, leaving the South line of said Seven Trails Drive, being along the South line of property described as Parcel 2 aforesaid, North 63 degrees 01 minute 00 seconds West 10.68 feet to the Southeast corner of property conveyed to the City of Ballwin by instrument recorded in Deed Book 5765 page 217 of said records;hence Northeasterly, along the East line of said property conveyed to the City of Ballwin; North 18 degrees 59 minutes 00 seconds East 479.54 feet to the Northeast corner thereof; thence Northwesterly, along the North line of said property conveyed to the City Ballwin, North 89 degrees 26 minutes 00 seconds West 539.17 feet to an angle point therein; thence North 63 degrees 01 minute 00 seconds West 1044.98 feet to the point of beginning.

     PARCEL NO. 2: A tract of land being part of those parcels described as Parcel 1 and 2 conveyed to Seven Trails West, Associates, by instrument recorded in Deed Book 7665 page 2347 of the St. Louis County Records, situated in U. S. Survey 1908 and Section 35, Township 45 North, Range 4 East in the City of Ballwin, St. Louis County, Missouri, being more particularly described as follows:

     Beginning at a point in the South line of property conveyed to Lester F. Krupp, Jr. and Patricia A. Krupp, his wife, by instrument recorded in Deed Book 9960 page 1280 of the St. Louis County Records, being the Northeast corner of Property conveyed to the City of Ballwin for the widening of Holloway Road, by instrument recorded in Deed Book 6585 page 583; thence South 62 degrees 14 minutes 03 seconds East 250.77 feet to a point; thence Northeasterly, along the East line of said property, North 27 degrees 29 minutes 30 seconds East 142.59 feet to a point; thence South 62 degrees 30 minutes 30 seconds East 57.00 feet to a point; thence North 27 degrees 29 minutes 30 seconds East 212.98 feet to the Northeast corner thereof; thence North 73 degrees 52 minutes 05 seconds West, along the North line thereof, 443.70 feet to a point in the East line of said Holloway Road; thence Northeasterly, along the East line of said Holloway Road, North 35 degrees 45 minutes 00 seconds East 196.67 feet to a non-tangential point of curvature; thence Northeasterly, along the South line of property conveyed to the City of Ballwin for the widening of Holloway Road, by instrument recorded in Deed Book 6780 page 529 of said records, being a curve to the right having a radius of 375.00 feet an arc distance of 302.33 feet (North 58 degrees 51 minutes 55 seconds East 294.21 feet on its chord) to a non-tangential point; thence South 88 degrees 50 minutes 00 seconds East 552.48 feet to its intersection with the North and South centerline of said Section 35; thence Southwesterly, along said line, South 00 degrees 29 minutes 00 seconds West 1073.49 feet to a point in the Northeast line of said U. S. Survey 1908; thence Southeasterly, along said Northeast line, South 62 degrees 16 minutes 00 seconds East 490.80 feet to a point; thence South 28 degrees 59 minutes 00 seconds West 934.34 feet to the Southeast corner of property conveyed as Parcel 1 to Seven Trails West Associates by instrument recorded in Deed Book 7665 page 2347 of said records; thence Northwesterly, along the South line thereof, North 63 degrees 01 minute 99 seconds 4.08 feet to its intersection with a point in the East line of Seven Trails Drive per the Dedication Plat thereof recorded in Plat Book 173 page 12 of said records; thence Northeasterly, along a curve to the right having a radius of 94.66 feet an arc distance of 70.07 feet (North 03 degrees 46 minutes 40 seconds East 68.48 feet on its chord) to a point of tangency; thence North 24 degrees 59 minutes 00 seconds East 111.53 feet to a point of curvature in the East line thereof; thence Northeasterly, continuing along said East line, along a curve to the left having a radius of 979.06 feet an arc distance of 102.53 feet (North 21 degrees 59 minutes 00 seconds East
102.48  feet on its chord) to a point of  tangency;  thence  North 18 degrees 59 minutes 00 seconds East 221.33 feet to a point of curvature; thence Northwesterly, along said East line being a curve to the left having a radius of
287.28 feet an arc distance of 407.39 feet (North 21 degrees 38 minutes 30 seconds West 374.10 feet on its chord) to a point of tangency in the North line thereof; thence Northwesterly, North 62 degrees 16 minutes 00 seconds West 60.00 feet to a point of curvature; thence Northwesterly continuing along said North line, along a curve to the left having a radius of 434.79 feet an arc distance of 208.13 feet (North 75 degrees 58 minutes 50 seconds West 206.15 feet on its chord) to a point of tangency; thence North 89 degrees 41 minutes 40 seconds West 223.68 feet to a point of curvature; thence Northwesterly continuing along said North line, along a curve to the right having a radius of 298.18 feet an arc distance of 274.15 feet (North 63 feet 21 minutes 20 seconds West 264.60 feet on its chord) to a point of reverse curvature; thence Northwesterly, along a curve to the left having a radius of 366.60 feet an arc distance of 294.32 feet to a point of reverse curvature; thence Northwesterly, along a curve to the right having a radius of 343.63 feet an arc distance of 119.95 feet (North 73 degrees 01 minute 00 seconds West 119.34 feet on its chord) to a point of tangency; thence North 63 degrees 01 minute 00 seconds West 55.00 feet to a point of curvature; thence Northwesterly, along a curve to the right having a radius of 202.87 feet an arc distance of 53.11 feet (North 55 degrees 31 minutes 00 seconds West 52.96 feet to a point of curvature; thence Northwesterly, along a curve to the right having a radius of 25.00 feet an arc distance of 33.18 feet (North 10 degrees 00 minutes 00 seconds West 30.79 feet on its chord) to a point of tangency in the East line of property conveyed to the City of Ballwin by said instrument recorded in Deed Book 6585 page 583 of said records; thence Northeasterly, along said East line, North 28 degrees 01 minute 00 seconds East
304.23 feet to the point of beginning.

                           REINSTATEMENT AND AMENDMENT
                         OF PURCHASE AND SALE AGREEMENT

      THIS REINSTATEMENT AND AMENDMENT OF PURCHASE AND SALE AGREEMENT (the Reinstatement/Amendment) is effective as of July 2, 1999, by and between SEVEN
TRAILS WEST ASSOCIATES, a Missouri general partnership (Seller), and SEVEN TRAILS WEST LLC, a Delaware Limited Liability Company (Buyer).

                                  WITNESSETH:

      WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement effective as of May 12, 1999 (the Agreement) for the Seven Trails West Apartments situated in St. Louis County, Missouri and further described in the Agreement. All capitalized terms used in this Reinstatement/Amendment and not otherwise defined herein shall have the meanings ascribed to them in the original Agreement;

      WHEREAS, the Buyer terminated the Agreement on June 11, 1999, in accordance with Section 5.2 of the Agreement; and

      WHEREAS, Seller and Buyer desire to reinstate and reaffirm the Agreement and to amend certain provisions of the reinstated Agreement as provided in this instrument.

      NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties state as follows:

      1. Reaffirmation of Agreement. Buyer and Seller hereby reinstate and reaffirm the terms of the Agreement subject to the modifications and amendments set forth herein.

      2. Article 1, Definition of Purchase Price. The Purchase Price is changed to $26,400,000.

      3. Section 3.1, Deposit. The initial Deposit of $275,000 is still in the possession of the Escrow Agent as of the date of this Reinstatement/Amendment. Within one business day of Buyers receipt of a fully executed version of this Reinstatement/Amendment, Buyer will deposit an additional $475,000 with the Escrow Agent. The combined deposits of $750,000, and all interest accrued thereon, shall constitute the Escrowed Amount under the Agreement and shall be held by Escrow Agent in accordance with the instructions attached as Exhibit D to the Agreement.

      4. Section 4.3, entitled Property Contracts; Existing Loan Documents. Buyer does not wish to assume any of the Property Contracts other than the laundry facility agreement, dated on or about August 8, 1995, with Allied Laundry Equipment Company. Seller agrees to terminate all other Property Contracts in accordance with Section 4.3.

      5. Section 5.2, entitled Diligence Date. Buyer waives any further right to terminate the Agreement pursuant to Section 5.2 and acknowledges that Buyer shall have no right to terminate the Agreement unless a condition set forth in
Section 7.1 is not satisfied on or before the Closing Date.

      6. Section 6.1, entitled Title and Survey. The term Title Commitment shall refer to the Commitment for Title Insurance, Number 0041387, issued to Buyer by the Title Insurer effective as of April 12, 1999 (and any further updates thereto). The term Survey shall refer to the ALTA survey of the Real Property prepared by Clayton Engineering Company, last revised on February 18, 1999 (and any further updates thereto). Seller shall convey the Real Property to Buyer by the by the legal description shown on the Title and by the legal description shown on the Survey.

      7. Section 6.4, entitled Existing Loan. The parties acknowledge that Lender has not approved the proposed assignment of the Existing Loan to Buyer as of the date of this instrument and that such consent remains a condition precedent to Closing as specified in Section 6.4 and other provisions of the Agreement. The parties shall continue to cooperate together in good faith to obtain such consent; which consent will be diligently pursued by Seller without any change to the existing loan terms and conditions.

      8. Section 7.1, entitled Buyers Conditions  Precedent.  The phrase fifteen
(15) days in the last paragraph of Section 7.1 is deleted, and the phrase thirty
(30) days is inserted in lieu thereof.

      9. Section 7.3, entitled Closing Date. The closing shall be held on July 15, 1999 (unless extended pursuant to Section 7.1).

      10. Section 12.2, entitled Notices. In addition to the other methods for delivering notice set forth in Section 12.2, notice sent to an addressee by facsimile will be considered effectively delivered to such addressee on the date sent if (A) such notice is transmitted to the facsimile number of the addressee set forth in Section 12.2, (B) the facsimile machine of the sender generates a written confirmation of the delivery of such notice, and (C) a hard copy of such notice is also sent to the addressee by a reputable overnight mail service.

      11. Miscellaneous. Except as amended hereby, all other terms and conditions of the Agreement shall remain unchanged and shall be in full force and effect. Should any of the terms of the Agreement conflict with this Reinstatement/Amendment, then the terms of this Reinstatement/Amendment shall control.

      12. Counterparts. Seller and Buyer each hereby acknowledge that this Reinstatement/Amendment may be executed in counterparts and exchanged by facsimile transmission and the facsimile copies of each party's respective signature shall be binding as if the same were an original signature.

      13. Offer. The Buyers execution and submission to Seller of this Reinstatement/Amendment constitutes an offer to Seller. If Seller fails to return a fully executed Reinstatement/Amendment to Buyer by 5:00 p.m. EST on July 6, 1999, this offer shall be automatically revoked.

      IN WITNESS WHEREOF, the parties have executed this Reinstatement/Amendment effective as of the day and year above written.

                                    SELLER:

                                    SEVEN TRAILS WEST ASSOCIATES, a Missouri general partnership consisting of PaineWebber Income Properties Limited Partnership and Seven Trails West Company, L.P.

                                          By: PaineWebber Income Properties
                                          Limited Partnership, a Delaware
                                          limited partnership, by its Managing
                                          General partner, Fifth Income
                                          Properties Fund, Inc., a Delaware
                                          corporation

                                                By:  /s/ Rock M. D'Errico
                                                     --------------------
                                                     Name: Rock M. D'Errico
                                                     Title: Vice President


                                    By:  Seven Trails West Company, L.P., a
                                         Missouri limited partnership, by its
                                         Managing General Partner, St. Louis
                                         STW, Inc., a Missouri Corporation


                                               By: /s/ Lewis A. Levey
                                                   ------------------
                                                   Name: Lewis A. Levey
                                                   Title:  President

                                    BUYER

                                    SEVEN  TRAILS  WEST LLC, a Delaware  limited
                                    liability company,  by its Manager,  Allegis
                                    Realty   Investors   LLC,  a   Massachusetts
                                    limited liability company




                                    By:   /s/ John R. Connelly, Jr.
                                          -------------------------
                                          John R. Connelly, Jr.
                                          Senior Vice President


      The following additional parties join in the execution of this Reinstatement/Amendment solely for the purpose of acknowledging as to the matters, and/or agreeing to the limited obligations, applicable to such parties in the reinstated and amended Agreement.

                                    ESCROW AGENT

                                    TITLE INSURERS AGENCY, INC.



                                    By:   _____________________________
                                    Name: _____________________________
                                    Title:__________________________

                                    BROKER

                                    APARTMENT INVESTMENT ADVISORS, LTD.



                                    By:   /s/ Kenneth P. Aston, Jr.
                                          -------------------------
                                    Name:   Kenneth P. Aston, Jr.
                                    Title:  President

                               SECOND AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

      THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (the Second Amendment) is effective as of August 23, 1999, by and between SEVEN TRAILS WEST ASSOCIATES, a Missouri general partnership (Seller), and SEVEN TRAILS WEST LLC, a Delaware Limited Liability Company (Buyer).

                              W I T N E S S E T H:

      WHEREAS, Seller and Buyer entered into that certain Purchase and Sale Agreement effective as of May 12, 1999, as reinstated and amended by that certain Reinstatement and Amendment of Purchase and Sale Agreement effective as of July 2, 1999 (the Agreement) for the Seven Trails West Apartments situated in St. Louis County, Missouri and further described in the Agreement. All capitalized terms used in this Second Amendment and not otherwise defined herein shall have the meanings ascribed to them in the original Agreement;

      WHEREAS, the Closing was scheduled to take place on August 16, 1999, but several conditions precedent to Closing were not satisfied on such date and have not been satisfied as of the date of this Second Amendment (including, but not limited to, final approval from the Lender of the transfer of the Property to Buyer, the assignment to and assumption of the Existing Loan by Buyer and the release of the Seller and its affiliated guarantors on the Existing Loan, as evidenced by Lender's execution and delivery of the documentation required by the Agreement);

      WHEREAS, the Seller has not completed a statement of prorations and adjustments for the Closing, and the size and character of this Property makes its difficult to determine on or in advance of the Closing the accurate figures for such prorations and adjustments.

      WHEREAS, the Seller and Buyer have been diligently pursuing the Closing on this transaction and by mutual agreement have extended the Closing until August 23, 1999, and the Seller and Buyer desire to further amend certain provisions of Agreement as provided in this instrument.

      NOW, THEREFORE, for and in consideration of the foregoing and the mutual covenants set forth below, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties state as follows:

      1. Reaffirmation of Agreement. Buyer and Seller hereby reaffirm the terms of the Agreement subject to the modifications and amendments set forth herein.

      2. Section 3.7, entitled Prorations Generally. To the extent any of the closing prorations made pursuant to Section 3.3, Section 3.5 and Section 3.6 are done on the basis of estimates, the same shall be subject to post-Closing adjustment and reconciliation when the actual amounts of those adjustment items can be determined. Any items which are to be adjusted post-Closing shall be identified in the Prorations and Adjustments section on the Closing Statement as such. Seller and Buyer agree that upon receipt of information relating to the actual amounts of any items to be adjusted post-Closing, each shall promptly forward a copy of such information to the other party, along with a statement identifying the amount to be refunded to the other party or the amount which is owed by the other party (together, such information shall be referred to as the Post-Closing Reconciliation Information). If Funds are to be refunded to the other party, then a check (or checks) in the amount of the funds owed shall be sent to the other party simultaneously with the Post-Closing Reconciliation Information. If funds are owed by the other party, such funds shall be paid within ten (10) business days of receipt of the Post-Closing Reconciliation Information. With respect to any amounts owed to Seller as a result of Post-Closing Reconcilement Information, Buyer agrees that is shall reimburse such amounts as follows: (i) one (1) check in the amount of ten percent (10%) of the funds due to Seller made payable to Seven Trails West Company, L.P. shall be sent to Lewis A. Levey at the address identified in Section 12.2(l) of the Agreement for Seven Trails West Company, L.P. and (ii) one (1) check in the amount of ninety percent (90%) of the funds due to Seller payable to Paine Webber Income Properties Five Limited Partnership shall be sent to Paine Webber Income Properties Incorporated at the address identified in Section 12.2(l) of the Agreement. The proration for 1999 real estate taxes shall be done based on an estimate of $300,000. The parties shall adjust and reconcile any estimated amounts, other than real estate taxes, within forty five (45) days of the Closing. The parties shall adjust and reconcile the 1999 real estate taxes within fifteen (15) days of Purchaser s receipt of the final tax bill for 1999 (but under no circumstances any later than December 15, 1999). Any out of pocket expense incurred by a party in collecting or obtaining reduction of any amount prorated may be offset against the amount recovered or reduction obtained (provided that this shall not apply to any expenses associated with any abatement or other proceedings undertaken by Buyer with respect to the modification or reduction of real estate taxes). This paragraph shall survive the Closing. This paragraph will supersede any conflicting or in inconsistent provision in Section 3.3, Section 3.5 and Section 3.6.

      3. Section 4.3, entitled Property Contracts; Existing Loan Documents. Seller has agreed to terminate all Property Contracts at or before the Closing (other than the laundry facility agreement, dated on or about August 8, 1995, with Allied Laundry Equipment Company), but Seller has not delivered, and Seller does not wish to deliver, termination notices until the date of the Closing. Seller agrees to bear any and all loss, cost and expense in connection with such termination and to indemnify and hold Buyer harmless from any and all loss, cost and expense with respect to such Property Contracts (including, but not limited to, any Property Contracts extending beyond the Closing).

      4. Section 4. entitled Existing Loan. The parties acknowledge that it is a condition precedent to each of their obligations to close that the Lender approve the assumption of the Existing Loan by Buyer and that Seller be released from all obligations under the Existing Loan Documents. The parties further acknowledge that the Lender has consented to the assumption of the Existing Loan by Buyer, but that it has not agreed to fully release the Seller from all of its obligations under the Existing Loan Documents. Seller and Buyer agree that the assumption of the Existing Loan shall be pursuant to the version of the Assumption and Modification Agreement faxed by the counsel for Seller to the counsel for Buyer on August 24, 1999, and that as a result of Lender's failure to fully release Seller from its obligations under the Existing Loan Documents, Seller and Buyer shall at Closing execute a Hold Harmless Agreement in the form attached hereto as Exhibit A.

      5. Section 7.1 entitled Buyer's Conditions Precedent and Section 7.2 entitled Seller's Conditions Precedent. The deadline for satisfaction of the conditions precedent outlined in Section 7.1 and 7.2 is extended to August 27, 1999, except that (i) Buyer agrees that the condition precedent set forth in
Section 7.1(b) shall be satisfied as set forth in Section 4 above, (but remaining contingent upon the Existing Lender's delivery of the executed Assumption and Modification Agreement) and (ii) Seller agrees that the condition precedent in Section 7.2(c) shall be satisfied as set forth in Section 4 above (but remaining contingent upon Existing Lender's delivery of the executed Assumption and Modification Agreement) . The parties acknowledge that Buyer has already exercised its right to extend the Closing as provided in Section 7.1 and has no further right to extend the Closing pursuant to such Section.

      6. Section 7.3 entitled Closing Date. The Closing shall be held on August 27, 1999 (subject to and conditioned upon satisfaction of all conditions precedent set forth in the Agreement). In the event that the Closing does not occur on or before August 27, 1999 (other than as a result of a default by a party hereunder), then the Agreement shall terminate and be of no further force and effect, and neither party shall have any liability to the other (other than as a result of a default by a party).

      7. Miscellaneous. Except as amended hereby, all other terms and conditions of the Agreement shall remain unchanged and shall be in full force and effect. Should any of the terms of the Agreement conflict with this Second Amendment, then the terms of this Second Amendment shall control. The parties will deliver a copy of this Second Amendment to the Escrow Agent and the Broker, but neither the Escrow Agent nor the Broker shall be required to execute this Second Amendment.

      8. Counterparts. Seller and Buyer each hereby acknowledge that this Second Amendment may be executed in counterparts and exchanged by facsimile transmission and that the facsimile copies of each party s respective signature shall be binding as if the same were an original signature.

      9. Offer. The Buyer's execution and submission to Seller of this Second Amendment constitutes an offer to Seller. If Seller fails to return a fully executed Second Amendment to Buyer by 5:00 p.m. EST on August 25 1999, this offer shall be automatically revoked.

      IN WITNESS WHEREOF, the parties have executed this Second Amendment effective as of the day and year above written.


                                    SELLER

                                    SEVEN TRAILS WEST ASSOCIATES, a Missouri general partnership consisting of Paine Webber Income Properties Limited Partnership and Seven Trails West Company, L.P.

                                    By:   Paine Webber Income Properties Limited
                                          Partnership, a Delaware limited
                                          partnership, by its Managing General
                                          Partner, Fifth Income Properties Fund,
                                          Inc., a Delaware corporation


                                          By:  /s/ Rock M. D'Errico
                                               --------------------
                                          Name: Rock M. D'Errico
                                          Title: Vice President


                                    By:   Seven Trails West Company, L.P., a
                                          Missouri limited partnership, by its
                                          Managing General Partner, St. Louis
                                          STW, Inc., a Missouri corporation


                                          By:  /s/ Lewis A. Levey
                                               ------------------
                                          Name: Lewis A. Levey
                                          Title: President


                                    BUYER

                                    SEVEN  TRAILS  WEST LLC, a Delaware  limited
                                    liability company,  by its Manager,  Allegis
                                    Realty   Investors   LLC,  a   Massachusetts
                                    limited liability company

                                    By:  /s/ John R. Connelly, Jr.
                                         -------------------------
                                         John R. Connelly, Jr.
                                         Senior Vice President

                              SPECIAL WARRANTY DEED


      This Special Warranty Deed, made and entered into as of this 26th day of August, 1999, by and between SEVEN TRAILS WEST ASSOCIATES, a Missouri general partnership, party of the first part, whose address is c/o Paragon Group, 1401 South Brentwood Boulevard, St. Louis, MO 63144 and SEVEN TRAILS WEST LLC, a Delaware limited liability company, party of the second part, whose address is c/o Allegis Realty Investors LLC, 242 Trumbull Street, Hartford, CT 06103-1212.

      WITNESSETH, that said party of the first part for and in consideration of the sum of TEN DOLLARS ($10.00) and other good and valuable consideration paid by said party of the second part, the receipt and sufficiency of which is hereby acknowledged, does by these presents Bargain, Sell, Convey and Confirm unto said party of the second part, all of the party of the first part s right, title and interest in the following real estate situated in the County of St. Louis, State of Missouri, to wit (the Real Estate):

      See Exhibit A attached hereto and incorporated herein by reference.

      To Have and to Hold said Real Estate, together with all rights and appurtenances to the same belonging, unto said party of the second part and to its successors and assigns forever. The party of the first part hereby covenants that said first party, and its successors and assigns, shall and will warrant and defend the title to said Real Estate unto said party of the second part and to its successors and assigns forever, against the lawful claims of all persons claiming by, through or under the party of the first part but none other, excepting, however, those permitted exceptions set forth on Exhibit B attached hereto and incorporated herein by this reference.

                    [Signatures continued on following page]

      IN WITNESS WHEREOF, the said party of the first part has executed these presents the day and year first above written.

                                    SELLER:

                                    SEVEN TRAILS WEST ASSOCIATES, a Missouri general partnership

                                    By: PaineWebber Income Properties Five
                                        Limited Partnership, a Delaware limited
                                        partnership, a General Partner of Seven
                                        Trails West Associates

                                        By: Fifth Income Properties Fund, Inc.,
                                            a Delaware corporation, the Managing
                                            General Partner of Paine Webber
                                            Income Properties Five Limited
                                            Partnership

                                        By: /s/ Rock M. D'Errico
                                            --------------------
                                        Name: Rock M. D'Errico
                                        Title: Vice President


                                          and


                                    By: Seven Trails West Company, L.P., a
                                        Missouri limited partnership, a General
                                        Partner of Seven Trails West Associates

                                        By: St. Louis STW, Inc., a Missouri
                                            corporation, the Managing General
                                            Partner of Seven Trails West
                                            Company, L.P.

                                            By: /s/ Lewis A. Levey
                                                ------------------
                                            Name: Lewis A. Levey
                                            Title: President

                          SEVEN TRAILS WEST APARTMENTS
                           ST. LOUIS COUNTY, MISSOURI


                       BILL OF SALE AND GENERAL ASSIGNMENT

      THIS BILL OF SALE AND GENERAL ASSIGNMENT (this Bill of Sale) is executed as of the 26th day of August, 1999, by SEVEN TRAILS WEST ASSOCIATES (Seller), a Missouri general partnership having an office at c/o Paragon Group, 1401 South Brentwood Blvd., Suite 675, St. Louis, Missouri 63144, in favor of SEVEN TRAILS WEST LLC (Purchaser), a Delaware limited liability company, having an office at c/o Allegis Realty Investors LLC, 242 Trumbull Street, Hartford, CT 06103-1212.

      1. Land and Improvements. The Land shall mean the real property located in the County of St. Louis, State of Missouri, which is more particularly described in Exhibit A attached hereto, and which is commonly known as Seven Trails West Apartments and located at 500 Seven Trails Drive, Ballwin, Missouri, together with the buildings, structures and other improvements located thereon (the Improvements). Collectively, the Land and Improvements shall be referred to as the Property.

      2. Personal Property. The Personal Property shall mean those certain articles of personal property which are described in Exhibit B attached to this Bill of Sale, and, to the extent owned by Seller, all personal property of every kind or description now or hereafter in or on the Land or the Improvements.

      3. Intangible Property. The Intangible Property shall mean, to the extent owned by Seller, all intangible assets of any nature relating to the Property, including without limitation, all of Seller's right, title and interest in all
(i) warranties and guaranties relating to the Property or the Personal Property in the possession of Seller, (ii) all licenses, permits and approvals relating to the Property, (iii) all logos and trade names currently used by Seller exclusively in the operation of the Property, including the use of the name Seven Trails West Apartments, and (iv) all plans and specifications relating to the Property, in each case to the extent Seller may legally transfer the same.

      4. Sale. For good and valuable consideration received by Seller, the receipt and sufficiency of which are hereby acknowledged, Seller hereby sells, assigns and transfers the Personal Property and the Intangible Property to Purchaser.

      5. As Is. The Personal Property is sold, transferred and delivered by Seller and hereby accepted by Purchaser in its current as is condition, without any warranties, covenants or representations by Seller. Without limiting the generality of the foregoing, the Personal Property is transferred, sold and delivered without any express or implied warranty of merchantability or fitness.

      6. Power and Authority. Seller represents and warrants to Purchaser that it is fully empowered and authorized to execute and deliver this Bill of Sale, and the individuals signing this Bill of Sale on behalf of Seller each represent and warrant to Purchaser that they are fully empowered and authorized to do so.

      7.   Counterparts.   This  Bill  of  Sale  may  be  executed  in  multiple
counterparts, any or all of which may contain the signatures of fewer than all of the parties, but all of which shall constitute a single instrument.

                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, Seller has executed this Bill of Sale the day and year first above written.

                                    SELLER:

                                    SEVEN TRAILS WEST ASSOCIATES, a Missouri general partnership

                                    By: PaineWebber Income Properties Five
                                        Limited Partnership, a Delaware limited
                                        partnership, a General Partner of Seven
                                        Trails West Associates

                                        By: Fifth Income Properties Fund, Inc.,
                                            a Delaware corporation, the Managing
                                            General Partner of PaineWebber
                                            Income Properties Five Limited
                                            Partnership


                                            By: /s/ Rock M. D'Errico
                                                --------------------
                                            Name: Rock M. D'Errico
                                            Title: Vice President


                                          and


                                    By: Seven Trails West Company, L.P., a
                                        Missouri limited partnership, a
                                        General Partner of Seven Trails West
                                        Associates

                                        By: St. Louis STW, Inc., a Missouri
                                            corporation, the Managing General
                                            Partner of Seven Trails West
                                            Company, L.P.


                                            By: /s/ Lewis A. Levey
                                                ------------------
                                            Name: Lewis A. Levey
                                            Title: President

                          SEVEN TRAILS WEST APARTMENTS
                           ST. LOUIS COUNTY, MISSOURI

                            ASSIGNMENT AND ASSUMPTION
                         OF LEASES AND SECURITY DEPOSITS


      THIS ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS (this Assignment) is entered into as of the 26th of August, 1999, between SEVEN TRAILS WEST ASSOCIATES (Assignor), whose address is c/o Paragon Group, 1401 South Brentwood Boulevard, Suite 675, St. Louis, Missouri 63144 and SEVEN TRAILS WEST LLC, (Assignee), a Delaware limited liability company, whose address is c/o Allegis Realty Investors LLC, 242 Trumbull Street, Hartford, CT 06103-1212.

      1. Property. The Property means the real property located in the County of St. Louis, State of Missouri, which is more particularly described on Exhibit A attached hereto, and which is commonly known as Seven Trails West Apartments and located at 500 Seven Trails Drive, Ballwin, Missouri, together with the building, structures and other improvements located thereon.

      2. Leases. The Leases means those leases, tenancies, rental agreements and occupancy agreements affecting the Property which are described in Exhibit B attached to this Assignment.

      3. Security Deposits. Security Deposits means those security deposits held by or for Assignor on account of tenants under the Leases as such deposits and with respect to which Assignee received a credit at the closing of the transaction with respect to which this Assignment has been executed and delivered. The Security Deposits are set forth on attached Exhibit B.

      4. Assignment. For good and valuable consideration received by Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to the Leases and the Security Deposits.

      5. Assumption. Assignee hereby assumes the covenants, agreements and obligations of Assignor as landlord or lessor under the Leases and Assignee further assumes all liability of Assignor for the proper refund or return of the Security Deposits if, when and as required by the Leases.

      6. Power and Authority. Assignor represents and warrants to Assignee that it is fully empowered and authorized to execute and deliver this Assignment, and the individuals signing this Assignment on behalf of Assignor represent and warrant to Assignee that they are fully empowered and authorized to do so.

      7. Attorneys Fees. If either Assignee or Assignor, or their respective successors or assigns, file suit to enforce the obligations of the other party under this Assignment, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.

      9. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

      10.   Counterparts.   This   Assignment   may  be   executed  in  multiple
counterparts, any or all of which may contain the signatures of fewer than all of the parties, but all of which shall constitute a single instrument.




                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.


                                    ASSIGNOR:

                                    SEVEN TRAILS WEST ASSOCIATES, a Missouri general partnership

                                    By:  PaineWebber Income Properties Five
                                         Limited Partnership, a Delaware limited
                                         partnership, a General Partner of Seven
                                         Trails West Associates

                                         By: Fifth Income Properties Fund, Inc.,
                                             a Delaware corporation, the
                                             Managing General Partner of Paine
                                             Webber Income Properties Five
                                             Limited Partnership

                                             By: /s/ Rock M. D'Errico
                                                 --------------------
                                             Name: Rock M. D'Errico
                                             Title: Vice President


                                    and


                                    By:  Seven Trails West Company, L.P., a
                                         Missouri limited partnership, a General
                                         Partner of Seven Trails West Associates

                                         By: St. Louis STW, Inc., a Missouri
                                             corporation, the Managing General
                                             Partner of Seven Trails West
                                             Company, L.P.

                                             By: /s/ Lewis A. Levey
                                                 ------------------
                                             Name: Lewis A. Levey
                                             Title: President


                                    ASSIGNEE:

                                    SEVEN TRAILS WEST LLC, a Delaware limited liability company doing business in Missouri as 500 Seven Trails Drive Investors LLC

                                    By: Allegis Realty Investors, LLC, a
                                        Massachusetts limited liability company,
                                        its Manager


                                        By: /s/ John R. Connelly, Jr.
                                            ------------------------
                                        Name: John R. Connelly, Jr.
                                        Title: Senior Vice President

                          SEVEN TRAILS WEST APARTMENTS
                           ST. LOUIS COUNTY, MISSOURI

                            ASSIGNMENT AND ASSUMPTION
                                  OF CONTRACTS

THIS ASSIGNMENT AND ASSUMPTION OF CONTRACTS (this Assignment) is entered into as of the 26th day of August, 1999, between SEVEN TRAILS WEST ASSOCIATES, a Missouri general partnership, (Assignor), whose address is c/o Paragon Group, 1401 South Brentwood Boulevard, Suite 675, St. Louis, Missouri 63144 and SEVEN TRAILS WEST LLC (Assignee), a Delaware limited liability company, whose address is c/o Allegis Realty Investors LLC, 242 Trumbull Street, Hartford, CT 06103-1212.

      1. Property. The Property means the real property located in the County of St. Louis, State of Missouri, which is more particularly described in Exhibit A attached hereto, and which is commonly known as Seven Trails West Apartments and located at 500 Seven Trails Drive, Ballwin, Missouri, together with the building, structures and other improvements located thereon.

      2. Property Contract. Property Contract means that agreement relating to the Property which is more particularly described on Exhibit B attached to this Assignment.

      3. Assignment. For good and valuable consideration received by Assignor the receipt and sufficiency of which is hereby acknowledged, Assignor hereby grants, transfers and assigns to Assignee the entire right, title and interest of Assignor in and to the Property Contracts.

      4. Assumption. Assignee hereby assumes the covenants, agreements and obligations of Assignor under the Property Contract which are applicable to the period and required to be performed from and after the date of this Assignment, but not otherwise.

      6. Power and Authority. Assignor represents and warrants to Assignee that it is fully empowered and authorized to execute and deliver this Assignment, and the individuals signing this Assignment on behalf of Assignor represent and warrant to Assignee that they are fully empowered and authorized to do so.

      7. Attorneys' Fees. If either Assignee or Assignor or their respective successors or assigns, file suit to enforce the obligations of the other party under this Assignment, the prevailing party shall be entitled to recover the reasonable fees and expenses of its attorneys.

      8. Counterparts. This Assignment may be executed in multiple counterparts, any or all of which may contain the signatures of fewer than all of the parties, but all of which shall constitute a single instrument.




                  REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

      IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment the day and year first above written.

                                    ASSIGNOR:

                                    SEVEN TRAILS WEST ASSOCIATES, a Missouri general partnership

                                    By: PaineWebber Income Properties Five
                                        Limited Partnership, a Delaware limited
                                        partnership, a General Partner of Seven
                                        Trails West Associates

                                        By: Fifth Income Properties Fund, Inc.,
                                            a Delaware corporation, the Managing
                                            General Partner of Paine Webber
                                            Income Properties Five Limited
                                            Partnership

                                            By: /s/ Rock M. D'Errico
                                                --------------------
                                            Name: Rock M. D'Errico
                                            Title: Vice President


                                    and


                                    By: Seven Trails West Company, L.P., a
                                        Missouri limited partnership, a General
                                        Partner of Seven Trails West Associates

                                        By: St. Louis STW, Inc., a Missouri
                                            corporation, the Managing General
                                            Partner of Seven Trails West
                                            Company, L.P.

                                            By: /s/ Lewis A. Levey
                                                ------------------
                                            Name: Lewis A. Levey
                                            Title: President


                                    ASSIGNEE:

                                    SEVEN TRAILS WEST LLC, a Delaware limited liability company doing business in Missouri as 500 Seven Trails Drive Investors LLC

                                    By: Allegis Realty Investors LLC, a
                                        Massachusetts limited liability company,
                                        its Manager


                                        By: /s/ John R. Connelly, Jr.
                                            ------------------------
                                        Name: John R. Connelly, Jr.
                                        Title: Senior Vice President

                            HOLD HARMLESS AGREEMENT

      This Hold Harmless Agreement (this Agreement) is given as of this 26th day of August, 1999, by Seven Trails West, L.L.C., a Delaware limited liability company (STW) for the benefit of Seven Trails West Associates, a Missouri general partnership (STWA), and its partners, PaineWebber Income Properties Five Limited Partnership, a Delaware limited partnership (PWIP5) and its partners, Seven Trails West Company, L.P., a Missouri limited partnership and its partners, and Lewis A. Levey (Levey).

      WHEREAS, STWA, as Seller, and STW, as Purchaser entered into that certain Purchase and Sale Agreement with an effective date of May 12, 1999, as amended by that certain Reinstatement and Amendment to Purchase and Sale Agreement with an effective date of July 2, 1999 (the Purchase Agreement), concerning the sale and acquisition of certain property commonly referred to as Seven Trails West Apartments, located in St. Louis County, Missouri and more particularly described on Exhibit A attached hereto and incorporated herein by reference (the Property);

      WHEREAS, the Property is being sold to STW subject to that certain loan in the original principal amount of $17,000,000 from Northland Financial Company (Northland) to STWA, as Borrower (the Loan);

      WHEREAS, Northland has assigned its rights under the Loan to Federal Home Loan Mortgage Corporation (the Lender);

      WHEREAS, pursuant to (i) a Guaranty executed by PWIP5 dated April 16, 1996, PWIP5 agreed to guaranty certain obligations of STWA under the Loan, and
(ii) a Guaranty executed by Lewis A. Levey (Levey) dated April 16, 1996, Levey agreed to guaranty certain obligations of STWA under the Loan (collectively, PWIP5 and Levey shall be referred to as the Guarantors);

      WHEREAS, on the Closing Date (as defined in the Purchase Agreement) the Loan is being assigned to and assumed by STW on the terms and provisions set forth in that certain Assumption and Modification Agreement (the Assumption Agreement), dated of even date herewith, among STW, STWA, Guarantors and Lender;

      WHEREAS, the Assumption Agreement provides that Lender releases STWA from all obligations and liabilities under the Loan Documents (as such term is defined in the Assumption Agreement) with the exception of liability under Covenant 26A (Environmental Covenants and Indemnity) (Covenant 26A) of the Rider to Security Instrument dated April 16, 1996 (as defined as one of the Loan Documents in the Assumption Agreement);

      WHEREAS, the Assumption Agreement provides that Lender releases the Guarantors from all obligations and liabilities under the Loan Documents with the exception of liability under Covenant 26A;

      WHEREAS, Section 6(c) of the Assumption Agreement provides that STWA represents and warrants to Lender that all of the representations and warranties in the Loan Documents are true as of the date of the Assumption Agreement and provides that the release of STWC and the Guarantors from their obligations and liabilities under the Loan Documents are made in reliance on the representations and warranties made by STWA in the Assumption Agreement;

      WHEREAS, pursuant to Section 7.2 of the Purchase Agreement, the obligations of STWA under the Purchase Agreement are conditioned and contingent upon receipt by STWA of a release of all of its obligations as borrower under the Loan Documents, including, without limitation, a release of all of the Guarantors obligations pursuant to their respective Guaranty agreements; and

      WHEREAS, it is a condition to the sale of the Property from STWA to STW that STW deliver this Agreement to STWA and Guarantors with respect to certain obligations and liabilities which may arise as a result of the representation and warranty made by STWA in Section 6(c) of the Assumption Agreement (the Representation and Warranty).

      NOW THEREFORE, as a material inducement to STWA and Guarantors and as a condition of the acquisition by STW of the Property, the undersigned agree as follows:

      1. Hold Harmless Agreement. From and after the date hereof, STW agrees to hold harmless STWA and the Guarantors from any damages awarded in favor of Lender, or its successor-in-interest, against one or more of such parties by a court of competent jurisdiction in a final and unappealable court order where the a basis for such an award is:

            (A) Any breach, on or prior to the date hereof, by STWA or a Guarantor of any representation or warranty in the Loan Documents (as identified in the Assumption Agreement) concerning title to, or the physical condition of, the Property.

            (B) Any breach, on or prior to the date hereof, by STWA or a Guarantor of any non-monetary obligation in the Loan Documents relating to the title to, or physical condition of, the Property. Notwithstanding the foregoing, this Section 1 shall not apply to, and STW shall not be required to hold harmless STWA or the Guarantors against any damages arising out of or related to (and STWA and the Guarantors shall remain fully liable for), any of the following:

                  (i) Any breach by STWA and/or the  Guarantor  of any  monetary obligation under the Loan Documents prior to the date hereof, regardless of whether or not such monetary obligation arises out of or relates to the Property, including but not limited to, any failure to pay taxes, insurance and other impositions on the Property.

                  (ii) Any liability of STWA and/or the Guarantors under Covenants 26A, including, but not limited, liability arising from or related to any breach by STWA and/or the Guarantors of any representation, warranty or covenant contained within Covenant 26A and any liability arising from or related to the environmental indemnity set forth in Covenant 26A, provided, however, that any representations and warranties made to the Lender in Covenant 26A shall not be construed as a representation or warranty in favor of STW, nor shall the same be deemed to modify, alter or amend the representations and warranties made by STWA to STW in the Purchase and Sale Agreement.

                  (iii) Any  breach  of STWA s  obligations  under the  Purchase
            Agreement or any closing document delivered in connection therewith, including but not limited to, any breach by STWA of any of the representations warranties of STWA contained within the Purchase Agreement and closing documents concerning the Loan Documents and/or title to or the physical condition of the Property. The parties acknowledge that this Agreement shall in no way modify the obligations, representations and warranties made by STWA to STW in the Purchase Agreement, the survival of which is governed by Section
            11.4 of the Purchase Agreement, and the closing documents.

                  (iv) Any fraud or intentional misrepresentation on the part of
            STWA, one or more of the Guarantors or their respective partners.

                  (v) Any defense costs,  including but not limited to, attorney fees, expert witness fees and court costs (except where STW has accepted the defense in accordance with the next Section).

      2. Tender of Defense. As a condition to receiving the benefits and protections set forth in Section 1 above, STWA and the Guarantors must comply with the provisions in this Section 2. STWA and the Guarantors shall promptly notify STW in writing, and offer STW the opportunity to defend (as set forth herein), any demand, claim or legal action made upon or filed against one or more of such parties where the basis of such demand, claim or legal action is or may be within the scope of Section 1 of this Agreement (a Claim). Notice shall be made in the manner described in the Purchase Agreement. STWA and the Guarantors will attach to such notice any documentation relating to such a Claim (e.g., filed petition, demand letter, etc.). STWA and the Guarantors will refrain from responding to, defending or compromising a Claim, or providing any information to third parties (other than STWA s and the Guarantors respective legal counsel) in connection with such a Claim, until such time as STW has been given an opportunity to accept or decline the defense of such a Claim. Within twenty (20) days of receipt of such written notice, STW will notify STWA and the Guarantors in writing as to whether or not STW accept the defense of such Claim. Notwithstanding the foregoing, if STWA and/or the Guarantors are required, pursuant to the terms of any such notice documentation, to respond to the same within less than twenty (20) days, then STW agrees to promptly, and in any event within a time period so as to allow STWA and/or the Guarantors to respond to such notice documentation in a timely manner, advise STWA and/or the Guarantors in writing whether or not it will accept the defense of such Claim.

                  (A) If STW declines to accept the defense of such Claim, STWA and the Guarantors may respond to, defend against and compromise such Claim as they see fit in their sole discretion (but subject to STWA and the Guarantors duty to act in good faith in responding to, defending against and/or compromising such a Claim).

                  (B) If STW accepts the defense of such Claim, STW shall respond to, defend against and compromise such Claim as STW see fit in its sole discretion (but subject to STW s duty to act in good faith in responding to, defending against and/or compromising such a Claim). STW may retain legal counsel of its choice to defend against such Claim. STW shall control all aspects of the defense, including but not limited to the right to compromise such Claim for such amount as is acceptable to STW in its sole discretion. STW will bear all costs associated with such defense and compromise of the Claim, including attorney fees, expert witness fees, court costs and settlement payments. STWA and the Guarantors will cooperate with, and provide all information reasonably requested by, STW and its counsel in connection with such Claim and the defense. Except to the extent required by law (which shall include without limitation, court orders and notices of deposition), STWA and the Guarantors will refrain from communicating or providing information to third parties about a pending Claim (other than STWA s and the Guarantors respective legal counsel) without the prior written consent of STW and its legal counsel. STWA and the Guarantors will sign such documents, and take such reasonable actions, as are requested by STW and its legal counsel in the response to, defense against and compromise of such Claim which STW is defending.

      3. Termination. This Agreement, and the parties obligations hereunder, will automatically terminate on the date all principal, interest and other amounts owed under the Loan Documents have been repaid in full.

      4. Binding. This Agreement shall be binding upon, and shall inure to the benefit of, the parties and their respective successors-in-interest. This Agreement is not intended to be for the benefit of any creditor of, or any person to whom any debts, liabilities or obligations are owed by, STWA or the Guarantors, and no such creditor or other person shall obtain any rights under this Agreement or shall by reason of this Agreement make any claim in respect of any of the aforesaid debts, liabilities or obligations (or otherwise) against STW.

      5. Counterparts. This Agreement may be executed in more than one counterpart, all of which shall constitute one document.

      6. Governing Law. This Agreement shall be construed under and in accordance with the laws of the State of Missouri, where the property is located.



                 [Remainder of page intentionally left blank]

      IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed as of the day and year first above written.

                                   SEVEN TRAILS WEST ASSOCIATES, a Missouri general partnership

                                   By: Paine Webber Income Properties Five
                                       Limited Partnership, a Delaware limited
                                       partnership, a General Partner of Seven
                                       Trails West Associates

                                       By: Fifth Income Properties Fund, Inc.,
                                           a Delaware corporation, the Managing
                                           General Partner of Paine Webber
                                           Income Properties Five Limited
                                           Partnership


                                           By: /s/ Rock M. D'Errico
                                               --------------------
                                           Name: Rock M. D'Errico
                                           Title: Vice President

                                    and

                                   By: Seven Trails West Company, L.P., a
                                       Missouri limited partnership, a General
                                       Partner of Seven Trails West Associates

                                       By: St. Louis STW, Inc., a Missouri
                                           corporation, the Managing General
                                           Partner of Seven Trails West
                                           Company, L.P.


                                           By:  /s/ Lewis A. Levey
                                                ------------------
                                                Lewis A. Levey
                                                President

                              PAINEWEBBER INCOME PROPERTIES FIVE
                              LIMITED PARTNERSHIP, a Delaware limited
                              partnership

                              By: Fifth Income Properties Fund, Inc., a Delaware
                                  corporation, the Managing General Partner of
                                  Paine Webber Income Properties Five Limited
                                  Partnership


                                  By:  /s/ Rock M. D'Errico
                                       --------------------
                                  Name: Rock M. D'Errico
                                  Title: Vice President



                              LEWIS A. LEVEY


                              /s/ Lewis A. Levey
                              ------------------
                              Lewis A. Levey



                              SEVEN TRAILS WEST LLC, a Delaware limited liability company

                              By: Allegis Realty Investors LLC, a Massachusetts
                                  limited liability company, its Manager


                                  By:  /s/ John R. Connelly, Jr.
                                       -------------------------
                                       John R. Connelly, Jr.
                                       Senior Vice President



                              SEVEN TRAILS WEST COMPANY, L.P.,
                              a Missouri limited partnership

                              By: St. Louis STW, Inc., a Missouri corporation,
                                  the Managing General Partner of Seven Trails
                                  West Company, L.P.


                                  By:  /s/ Lewis A. Levey
                                       ------------------
                                       Lewis A. Levey
                                       President

When Recorded Mail to:
Moss & Barnett (WAHA)
4800 Norwest Center
90 South Seventh Street
Minneapolis, Minnesota  55402-4129
Loan No. ______________


--------------------------------------------------------------------------------
                                                  FHLMC Loan Number: 704669722

                     ASSUMPTION AND MODIFICATION AGREEMENT

      THIS ASSUMPTION AND MODIFICATION AGREEMENT is made effective as of the 26th day of August, 1999 (the Effective Date), by and among Seven Trails West Associates, a Missouri general partnership (the Original Borrower); Paine Weber Income Properties Five Limited Partnership, a Delaware limited partnership (PWIP5) and Lewis A. Levey (Levey) (collectively the Original Guarantors), Seven Trails West LLC, a Delaware limited liability company (the New Borrower); and the FEDERAL HOME LOAN MORTGAGE CORPORATION (Noteholder).

                                   RECITALS

      A. Original Borrower obtained a mortgage loan (the Loan) from Northland Financial Company, a mortgage banking corporation (Lender), which loan is secured by certain real property and improvements thereon (the Property) known as Seven Trails West Apartments located in the City of Ballwin, St. Louis County, Missouri, as more particularly described in Exhibit A, attached to and made a part of this Agreement by this reference.

      B. The Original Borrower executed a Note evidencing the Loan dated April 16, 1996, in the original principal amount of $17,000,000.00, payable to Lender.

      C. To secure repayment of the Loan, Original Borrower executed and delivered to Lender a Multifamily Open-End Deed of Trust (the Security Instrument) of even date with the Note, naming Lender as Beneficiary, which is recorded in Book 10801, at Page 702 in the Official Records of the County Recorder, County of St. Louis, State of Missouri.

      D. Lender sold the Note and assigned the Security Instrument to the Noteholder, which is now the owner and holder of the Note.

      E. By Deed dated August 26th, 1999, and recorded among the Official Records of the County of St. Louis, State of Missouri as Daily No. 330, Original Borrower transferred all of its right, title, and interest in and to the Property to the New Borrower.

      F. The Note, Security Instrument and every other document executed by Original Borrower in connection with the Note and Security Instrument listed on Exhibit B, attached hereto and made a part hereof, are referred to collectively in this Agreement as the Loan Documents.

      G. The New  Borrower  desires  to assume  all of the  Original  Borrower s
rights,  obligations,   and  liabilities  created  or  arising  under  the  Loan
Documents.

      H. The Original Borrower desires to be released by the Noteholder from any and all obligations and liabilities under the terms and provisions of the Loan Documents.

      I. Each of the Original Guarantors executed a Guaranty in favor of Lender dated April 16, 1996, (collectively the Original Guarantys).

      J. The Original Guarantors desire to be released from their respective obligations under the Original Guarantys as set forth above.

      K. Subject to the full satisfaction of all conditions set forth below, the Noteholder has agreed to consent to the New Borrower s assumption of the Loan, and to release the Original Borrower from further liability, all as set forth below.

      NOW, THEREFORE, in consideration of these premises, the mutual covenants contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. Assumption of Obligations; Rights of Noteholder. The New Borrower covenants, promises and agrees that the New Borrower shall jointly and severally unconditionally assume and be bound by all terms, provisions, and covenants of the Loan Documents as if the New Borrower had been the original maker of the Note and Security Instrument, and New Borrower shall pay all sums to be paid and otherwise perform each and every obligation to be performed by the Original Borrower in accordance with the terms and conditions of the Loan Documents.

      2. Affirmation by New Borrower. The New Borrower agrees that the Loan Documents are and shall be and remain in full force and effect, enforceable in accordance with their terms. The Property shall remain subject to the lien, charge and encumbrance of the Security Instrument, and nothing contained in this Agreement or done pursuant to this Agreement shall affect or be construed to affect the lien, charge, and encumbrance of the Security Instrument or the priority of the Security Instrument over other liens, charges and encumbrances, or to release or affect the liability of any party or parties who may now or hereafter be liable under or on account of the Note and the Security Instrument, except as expressly provided in this Agreement. The New Borrower shall be wholly personally liable, jointly and severally, for the payment of all sums and the performance of every obligation required under the Loan Documents.

      3. Subordination of Rights of Original Borrower and New Borrower. Any indebtedness of Original Borrower to New Borrower, or of New Borrower to Original Borrower, now or hereafter existing, together with any interest thereon, is hereby subordinated to any indebtedness of Original Borrower or New Borrower to the Noteholder under the Loan Documents, any collection or receipts with respect to any such indebtedness of Original Borrower to New Borrower, or of New Borrower to Original Borrower shall be collected, enforced and received by New Borrower or Original Borrower (as applicable) in trust for the benefit of the Noteholder, and shall be paid over to the Noteholder on account of the indebtedness of Original Borrower and New Borrower to the Noteholder, but without impairing or affecting in any manner the liability of the Original Borrower or New Borrower under the other provisions of the Loan Documents and this Assumption Agreement.

      4. Modification of Note and Security Instrument. As a material element of the consideration for Noteholder consenting to the assumption of the Loan by the New Borrower, the New Borrower and Noteholder agrees that the provisions of the Note and Security Instrument are hereby modified as follows:

            (a) The New Borrower shall not be personally liable for the repayment of sums due under the Note, except to the extent set forth and as provided in Exhibit C, attached to and incorporated into this Agreement by this reference (the Exculpation Rider). As used in Exhibit C, the term Borrower shall be deemed to refer to New Borrower, and the term Lender shall be deemed to refer to the Noteholder.

            (b) From and after the Effective Date, New Borrower shall not be required to make, and Noteholder hereby waives, the monthly escrow deposit for insurance on the Property required by Section 2 of the Security Instrument. All funds held in escrow for insurance on the Property will be refunded to Original Borrower contemporaneously with the Closing on the Property.

            (c) Paragraph 19 is amended to read in full as set forth in Exhibit C-1 attached and incorporated into this agreement by reference.

      5.    Guaranty Requirements.

            (a) New Guaranty. On or prior to the execution of this Agreement, and in consideration for Noteholder consenting to the assumption of the Loan by New Borrower, Allegis Multifamily Trust Limited Partnership, (the New Guarantor) shall execute and deliver to Noteholder a Guaranty (FHLMC Form 4194) (the Guaranty), in the form set forth in Exhibit D attached to and incorporated into this Agreement by this reference, under which the New Guarantor, jointly and severally, if more than one, guaranties the full and punctual payment when due of the Guaranteed Obligations (as such term is defined in the Guaranty) under the Loan. The Guaranty shall provide that the New Guarantor is personally liable for Zero percent (0%) of the outstanding principal balance of the Loan; however, the New Guarantor automatically becomes liable for one hundred percent (100%) of all amounts payable under the Loan Documents upon the occurrence of certain events more specifically set forth in the Guaranty.

            (b)  Release of  Original  Guarantors.  In  reliance  upon  Original
Borrower s representations and warranties in this agreement, the Original Guarantors, are hereby released from all obligations and liabilities under the terms and provisions of the Loan Documents; provided however, that Original Guarantors are not released from liability under the Original Guaranty Agreements pursuant to Covenant 26A (Environmental Covenants and Indemnity) of the Rider to the Security Instrument, with respect to matters existing as of the date hereof.

      6.  Representations.  Original  Borrower hereby represents and warrants to
Noteholder:

            (a) As of the date hereof, the amount of the unpaid indebtedness under the Note is Sixteen Million One Hundred Ninety-one Thousand Six Hundred Fifty-six and 86/100 ($16,191,656.86).

            (b) Interest at the rate set forth in the Note has been paid to Noteholder in full through and until July 31, 1999.

            (c) All of the representations and warranties in the Loan Documents are true as of the date on which Original Borrower executes this Agreement.

            (d) No event of default (or event which, with the giving of notice or the passage of time or both, would be an event of default) has occurred or is continuing under the Loan Documents.

            (e) Original Borrower has no claims, offsets, defenses, or counterclaims of any kind to its performance under, or Noteholder's enforcement of, the Note and the other Loan Documents; and to the extent any such counterclaims, setoffs, defenses or other causes of action may exist, whether known or unknown, Original Borrower waives all such items. Original Borrower acknowledges that all of Noteholder's actions in connection with the Loan have been in compliance with the terms of the applicable Loan Documents, and Original Borrower acknowledges and agrees that Noteholder has not breached or failed to perform any duty or obligation that Noteholder may owe Original Borrower.

            (f) There are no suits or actions threatened or pending which affect the enforcement or validity of the Note, the Security Instrument and/or the Loan Documents.

      7. Additional Transfer. Notwithstanding the Noteholder's consent to the conveyance of the Property to the New Borrower, the New Borrower understands and agrees that such consent shall in no way limit or operate as a waiver of the Noteholder's continuing rights under Uniform Covenant 19 of the Security Instrument, except as provided in paragraph 4 of this Agreement.

      8. Additional Obligations. The New Borrowers shall execute, acknowledge and deliver UCC-1s, UCC-2s and such other documents as Noteholder or Lender may require to document the transactions described in this Agreement. The failure of the New Borrower to comply with the foregoing additional obligations, beyond any applicable notice and cure period, shall constitute a default under the Loan Documents, and the Noteholder shall be entitled to exercise all remedies available to it under the terms of the Loan Documents.

      9.    Continuing Obligations.

            (a) To induce the Noteholder to consent to the New Borrower s assumption of the Loan, in addition to the covenants and agreements set forth in the Loan Documents, the New Borrower agrees that it will execute and deliver to Noteholder a single asset Rider (FHLMC Form 4197) in the form set forth in Exhibit E attached hereto and incorporated into this agreement by this reference.

            (b) The failure of the New Borrower to comply with the foregoing continuing obligation shall constitute a default under the Loan Documents beyond any applicable notice and cure period, and the Noteholder shall be entitled to exercise all remedies available to it under the terms of the Loan Documents.

      10. Release of Original Borrower. In reliance upon Original Borrower s and New Borrower s representations and warranties in this Agreement, the Noteholder hereby releases the Original Borrower from any and all obligations under the terms and provisions of the Loan Documents; provided, however, that Original Borrower is not released from any liability pursuant to Covenant 26A (Environmental Covenants and Indemnity) of the Rider to the Security Instrument, with respect to matters existing as of the date hereof.

      11. Expenses. The New Borrower s execution of this Agreement shall constitute the New Borrower s agreement to pay all expenses incurred by the Noteholder and Lender in connection with this assumption, including without limitation the payment of any title endorsement costs, attorneys fees, and/or assumption fees required by the Noteholder.

      12.   Miscellaneous.

            (a) This Agreement shall be binding upon and shall inure to the benefit of the parties to the Agreement and their respective heirs, successors and permitted assigns.

            (b) Except as expressly modified by this Agreement, the Note, the Security Instrument and all other Loan Documents shall be unchanged and remain in full force and effect, and are hereby expressly approved, ratified and confirmed. No provision of this Agreement that is held to be inoperative, unenforceable or invalid shall affect the remaining provisions, and to this end all provisions hereof are hereby declared to be severable.

            (c) Time is of the essence of this Agreement.

            (d) This Agreement may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

            (e) This Agreement shall be construed in accordance with the laws of the jurisdiction in which the Property is located.

            (f) This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

            (g) All notices given pursuant to the Agreement or any of the Loan Documents must be in writing and will be effectively given if personally delivered or, if mailed, postage prepaid, certified or registered mail, return receipt requested, to the addresses of the parties set forth below or to such other address as any party subsequently may designate in writing.

            (h) An executed original of this Agreement shall be (i) attached permanently to the Note as an amendment thereto, and (ii) recorded in the Land Records of St. Louis County, Missouri as a modification to the Security Instrument.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written above.

                                ORIGINAL BORROWER:
                                ------------------

                                    Seven Trails West Associates, a Delaware limited liability company

                                    By: Paine Webber Income Properties Five
                                        Limited Partnership, a Delaware Limited
                                        Partnership, a General Partner of Seven
                                        Trails West Associates

                                        By: Fifth Income Properties Fund, Inc.
                                            a Delaware corporation, the Managing
                                            General Partner of Paine Webber
                                            Income Properties Five Limited
                                            Partnership


                                            By: /s/ Rock M. D'Errico
                                                --------------------
                                            Name: Rock M. D'Errico
                                            Title: Vice President

                                    and

                                    By: Seven Trails West Company, L P., a
                                        Missouri limited partnership, a General
                                        Partner of Seven Trails West Associates

                                        By: St. Louis STW, Inc., a Missouri
                                            corporation, the Managing General
                                            Partner of Seven Trails West
                                            Company, L.P.


                                            By: /s/ Lewis A. Levey
                                                ------------------
                                            Name: Lewis A. Levey
                                            Title: President

                                        Address for Notice to Original Borrower:
                                        1401 South Brentwood Boulevard
                                        Suite 675
                                        St. Louis, MO 63144

                                NEW BORROWER:
                                -------------

                                    Seven Trails West LLC, a Delaware limited liability company doing business in Missouri as 500 Seven Trails Drive Investors LLC


                                    By:  /s/ Robert C. Burrill, Jr.
                                         -------------------------
                                    Name: Robert C. Burrill, Jr.
                                    Title:  Manager

                                    Address for Notice to New Borrower:

                                    Seven Trails West LLC
                                    c/o Allegis Realty Investors LLC
                                    242 Trumbell Street
                                    Hartford, Connecticut  06103

                                    Copy to:
                                    General Counsel
                                    Seven Trails West LLC
                                    c/o Allegis Realty Investors LLC
                                    242 Trumbell Street
                                    Hartford, Connecticut  06103


                                    CONSENTED TO BY NOTEHOLDER:
                                    ---------------------------

                                    FEDERAL HOME LOAN MORTGAGE CORPORATION


                                    By:  /s/ Gregory A. Stuart
                                         ---------------------
                                    Name:  Gregory A. Stuart
                                    Title:  Assistant Treasurer
                                    Date:  August 24, 1999

                                    Address for Notice to Noteholder:
                                    c/o Northland/Marquette Capital Group, Inc.
                                    3500 West 80th Street, Suite 500
                                    Bloomington, MN 55431-4435

                                    and

                                    Federal Home Loan Mortgage Corporation
                                    ATTN:  Director of Servicing
                                    8100 Jones Branch Drive
                                    McLean, VA  22102

                                ACKNOWLEDGED AND CONSENTED TO:

                                 ORIGINAL GUARANTORS:
                                 --------------------

                                   Paine Webber Income Properties Five Limited
                                   Partnership, a Delaware limited partnership

                                   By: Fifth Income Properties Fund, Inc., a
                                       Delaware corporation, the Managing
                                       General Partner

                                       By: /s/ Rock M. D'Errico
                                           --------------------
                                           Rock M. D'Errico
                                           Vice President

                                    And


                                       By: /s/ Lewis A. Levey
                                           ------------------
                                           Lewis A. Levey

                                    Address for Notice to Original Guarantor:

                                    1401 South Brentwood Boulevard
                                    Suite 675
                                    St. Louis, MO  63144


                                    NEW GUARANTOR:
                                    --------------

                                    Allegis Multifamily Trust Limited
                                    Partnership A Delaware limited partnership

                                    By: Allegis Multifamily Trust, Inc., a
                                        Maryland corporation General Partner


                                        By: /s/ Robert C. Burrill, Jr.
                                            --------------------------
                                            Robert C. Burrill, Jr.
                                            President

                                    Address for Notice to New Guarantor:

                                    242 Trumbell Street
                                    Hartford, CT  06103

                                    EXHIBIT A

      A tract of land being part of those parcels described as Parcel 1 and 2 conveyed to Seven Trails West, Associates, by instrument recorded in Deed Book 7665. Page 2347 of the St. Louis County Records, situated in U.S. Survey 1908 and Section 35. Township 45 North, Range 4 East in the City of Ballwin, St. Louis County, Missouri, being more particularly described as follows:

      Beginning at a point in the North line of property conveyed to the City of Ballwin by instrument recorded in Deed Book 5765 page 217 of the St. Louis County Records, said point being the Southeast corner of property conveyed to the City of Ballwin for the widening of Holloway Road by instrument recorded in Deed Book 6585 page 583 of said records; thence Northeasterly, along the East line of said property so conveyed to the City of Ballwin, North 28 degrees 01 minute 00 seconds East 259.40 feet to a point of curvature in the South line of Seven Trails Drive per Dedication Plat thereof recorded in Plat Book 173 Page 12 of said records; thence Northeasterly, along the South line of said Seven Trails Drive, being a curve to the right, having a radius of 25.00 feet, an arc distance of 32.27 feet (North 65 degrees 00 minutes 00 seconds East 30.08 feet on its chord) to a point of tangency; thence Southeasterly, continuing along the South line of said Seven Trails Drive, South 78 degrees 01 minute 00 seconds East 57.19 feet to a point of curvature; thence Southeasterly along a curve to the right having a radius of 202.87 feet, an arc distance of 53.11 feet (South 70 degrees 31 minutes 00 seconds East 52.96 feet on its chord) to a point of tangency; thence South 63 degrees 01 minute 00 seconds East 55.00 feet to a point of curvature; thence Southeasterly, along a curve to the left having a radius of 393.63 feet, an arc distance of 137.40 feet to a point of reverse curvature; thence Southeasterly, along a curve to the right having a radius of
316.60 feet, an arc distance of 254.18 feet (South 60 degrees 01 minute 00 seconds East 247.41 feet on its chord) to a point of reverse curvature; thence Southeasterly, along a curve to the left having a radius of 348.18 feet an arc distance of 320.12 feet to a point of tangency; thence Southeasterly, continuing along the South line of said Seven Trails Drive, South 89 degrees 41 minutes 40 seconds East 223.68 feet to a point of curvature; thence Southeasterly, along a curve to the right having a radius of 384.79 feet an arc distance of 184.20 feet (South 75 degrees 58 minutes 50 seconds East 182.44 feet on its chord) to a point of tangency; thence Southeasterly, South 62 degrees 16 minutes 00 seconds East 60.00 feet to a point of curvature, thence Southeasterly, along a curve to the right having a radius of 237.28 feet an arc distance of 336.48 feet (South 21 degrees 38 minutes 30 Seconds East 308.99 feet on its chord) to a point of tangency; thence Southwesterly, continuing along the South line of said Seven Trails Drive, South 18 degrees 59 minutes 00 seconds West 221.33 feet to a point of curvature; thence Southwesterly, along a curve to the right having a radius of 929.06 feet an arc distance of 97.29 feet (South 21 decrees 59 minutes 00 seconds West 97.25 feet on its chord) to a point of tangency; thence
Southwesterly, South 24 degrees 59 minutes 00 seconds West 111.53 feet to a point of curvature; thence Southwesterly, along a curve to the left having a radius of 144.66 feet an arc distance of 63.76 feet to its intersection with the South line of property described as Parcel 1, conveyed to Seven Trails West, Associates; by said instrument recorded in Deed Book 7665 page 2347 of said records; thence Northwesterly, leaving the South line of said Seven Trails Drive, being along the South line of property described as Parcel 2 aforesaid, North 63 degrees 01 minute 00 seconds West 10.68 feet to the Southeast corner of property conveyed to the City of Ballwin by instrument recorded in Deed Book 5765 page 217 of said records; thence Northeasterly, along the East line of said property Conveyed to the City of Ballwin; North 18 degrees 59 minutes 00 seconds East 479.54 feet to the Northeast corner thereof; thence Northwesterly, along the North line of said property conveyed to the City of Ballwin, North 89 degrees 26 minutes 00 seconds West 539.17 feet to an angle point therein; thence North 63 degrees 01 minute 00 seconds West 1044.98 feet to the point of beginning, containing 11.256 acres more or less.

      A tract of land being part of those parcels described as Parcel 1 and 2 conveyed to Seven Trails West, Associates, by instrument recorded in Deed Book 7665, Page 2347 of the St. Louis County Records, situated in U.S. Survey 1908 and Section 35, Township 45 North, Range 4 East, in the City of Ballwin, St. Louis County, Missouri, being more particularly described as follows:

      Beginning at a point in the South line of property conveyed to Lester F. Krupp. Jr. and Patricia A Krupp, his wife, by instrument recorded in Deed Book 9960 page 1280 of the St. Louis County Records, being the Northeast corner of property conveyed to the City of Ballwin for the widening of Holloway Road, by instrument recorded in Deed Book 6585 page 583; thence South 62 degrees 14 minutes 03 seconds East 250.77 feet to a point; thence Northeasterly, along the East line of said property, North 27 degrees 29 minutes 30 seconds East 142.50 feet to a point; thence South 62 degrees 30 minutes 30 seconds East 57.00 feet to a point; thence North 27 degrees 29 minutes 30 seconds East 212.98 feet to the Northeast corner thereof; thence North 73 degrees 52 minutes 05 seconds West, along the North line thereof, 443.70 feet to a point in the East line of said Holloway Road; thence Northeasterly, along the East line of said Holloway Road, North 35 degrees 45 minutes 00 seconds East 196.67 feet to a non-tangential point of curvature; thence Northeasterly along the South line of property conveyed to the City of Ballwin for the widening of Holloway Road, by instrument recorded in Deed Book 6780 page 529 of said records, being a curve to the right having a radius of 375.00 feet an arc distance of 302.33 feet (North 58 degrees 51 minutes 55 seconds East 294.21 feet on its chord) to a non-tangential point; thence South 88 degrees 50 minutes 00 seconds East 552.49 feet to its intersection with the North and South centerline of said Section 35; thence Southwesterly, along said line, South 00 degrees 29 minutes 00 seconds West 1073.49 feet to a point in the Northeast line of said U.S. Survey 1908; thence Southeasterly, along said Northeast line, South 62 degrees 16 minutes 00 seconds East 490.80 feet to a point; thence South 18 degrees 59 minutes 00 seconds West 934.34 feet to the Southeast corner of property conveyed as Parcel 1 to Seven Trails West Associates by instrument recorded in Deed Book 7665 page 2347 of said records; thence Northwesterly, along the South line thereof, North 63 degrees 01 minute 00 seconds 4.08 feet to its intersection with a point in the East line of Seven Trails Drive per the Dedication Plat thereof recorded in Plat Book 173 Page 12 of said records; thence Northeasterly along a curve to the right having a radius of 94.66 feet an arc distance of 70.07 feet (North 03 degrees 46 minutes 40 seconds East 68.48 feet on its chord) to a point of tangency; thence North 24 degrees 59 minutes 00 seconds East 111.53 feet to a point of curvature in the East line thereof; thence Northeasterly, continuing along said East line, along a curve to the left having a radius of 979.06 feet an arc distance of 102.53 feet (North 21 degrees 59 minutes 00 seconds East
102.48 feet on its chord) to a point of tangency; thence North 18 degrees 59 minutes 00 seconds East 221.33 feet to a point of curvature thence Northwesterly, along said East line being a curve to the left having a radius of
287.28 feet an arc distance of 407.39 feet (North 21 degrees 38 minutes 30 seconds West 374.10 feet on its chord) to a point of tangency in the North line thereof; thence Northwesterly, North 62 degrees 16 minutes 00 seconds West 60.00 feet to a point of curvature; thence Northwesterly, continuing along said North line, along a curve to the left having a radius of 434.79 feet an arc distance of 208.13 feet (North 75 degrees 58 minutes 50 seconds West 206.15 feet on its chord) to a point of tangency; thence North 89 degrees 41 minutes 40 seconds West 223.68 feet to a point of curvature, thence Northwesterly continuing along said North line, along a curve to the right having a radius of 298.18 feet an arc distance of 274.15 feet (North 63 degrees 21 minutes 20 seconds West 264.60 feet on its chord) to a point of reverse curvature; thence Northwesterly, along a curve to the left having a radius of 366.60 feet an arc distance of 294.32 feet to a point of reverse curvature; thence Northwesterly, along a curve to the right having a radius of 343.63 feet an are distance of 119.95 feet (North 73 degrees 01 minute 00 seconds West 119.34 feet on its chord) to a point of tangency; thence North 63 degrees 01 minute 00 seconds West 55.00 feet to a point of curvature; thence Northwesterly, along a curve to the right having a radius of 202.87 feet an arc distance of 53.11 feet (North 55 degrees 31 minutes 00 seconds West 52.96 feet on its chord) to a point of tangency; thence North 48 degrees 01 minute 00 seconds 54.55 feet to a point of curvature; thence Northwesterly, along a curve to the right having a radius of 25.00 feet an arc distance of 33.18 feet (North 10 degrees 00 minutes 00 seconds West 30.79 feet on its chord) to a point of tangency in the East line of property conveyed to the City of Ballwin by said instrument recorded in Deed Book 6585 page 583 of said records; thence Northeasterly, along said East line, North 28 degrees 01 minute 00 seconds East 304.23 feet to the point of beginning, containing 24.829 acres more or less.

      Being the same property conveyed to Seven Trails West Associates via General Warranty Deed recorded on September 14, 1984 in Book 7665 Page 2347 of the St. Louis County records.

                                    EXHIBIT B

                              Other Loan Documents

1. Instrument entitled Side Letter Regarding Deed of Trust Items dated May 22, 1996, from Seven Trails West Associates to Northland Financial Company.

2. Instrument entitled Side Letter Re: Commercial Leases dated April 16, 1996, from Seven Trails West Associates to Northland Financial Company.

3. Replacement Reserve Agreement dated April 1, 1996, originally between Seven Trails West Associates and Northland Financial Company.

4. Letter dated May 23, 1996, from Seven Trails West Associates (Re: Asbestos Operations and Maintenance Program dated March 27, 1996, prepared by Project Resources, Inc.).

5.    Letter  dated  May 23,  1996,  from  Seven  Trails  West  Associates  (Re:
      Lead-Based Paint Operations and Maintenance Program Guidelines dated March 29, 1996, prepared by Project Resources, Inc.).

6. Instrument entitled Lease Approval dated April 17, 1996, from Northland Financial Company (Re: form residential lease).

7.    Assignment of Security Agreement dated April 16, 1996,  originally between
      Northland   Financial   Company  and  the  Federal   Home  Loan   Mortgage
      Corporation.

                                   EXHIBIT C

               EXCULPATION RIDER TO NOTE AND SECURITY INSTRUMENT

      This Rider is attached to and  incorporated  into a Multifamily  Note (the
Note) payable to Federal Home Loan Mortgage Corporation and a Mortgage, Deed of Trust or Deed to Secure Debt (the Security Instrument) of the same date securing the Note, both executed by the undersigned, and amends and supplements the Note and Security Instrument as follows:

      (a) Except as provided in Paragraphs (b), (c), (d) and (e), any judgment for any amount due under the Note shall not be enforceable personally against Borrower.

      (b) Borrower shall be personally liable for repayment of principal and interest due under the Note in an amount equal to zero percent (0%) of unpaid principal balance.

      (c) In addition, Borrower shall be personally liable for all of the following:

            (1)   Repayment of all  principal and interest due under the Note if
                  (A) there occurs a transfer of the Property or any interest in the Property or Borrower which violates Covenant 19 of the Security Instrument; or (B) Borrower voluntarily creates or consents to any subordinate mortgage or lien on the Property in violation of Covenant 4 of the Security Instrument (other than a subordinate lien approved by Lender in writing); or (C) Borrower acquires any real or personal property other than the Property and assets (such as accounts) related to the operation or maintenance of the Property, or operates any business other than the management or operation of the Property. The provisions of the preceding clause (c)(1)(C) shall apply only if, and to the extent that, the Security Instrument expressly prohibits Borrower from acting in a manner that gives rise to Borrower s personal liability under such clause.

            (2) Repayment of principal and interest due under the Note in an amount equal to any loss, damage or cost to Lender resulting from fraud or intentional material misrepresentation or intentional material omission by Borrower, its employees or agents in connection with applying for or obtaining the loan evidenced by the Note.

            (3) Repayment of principal and interest due under the Note in an amount equal to any loss, damage or cost to Lender resulting from any failure of Borrower, during the existence of any monetary or other material default under the Note or Security Instrument, to deliver to Lender upon written demand all books and records relating to the Property.

            (4) Repayment of principal and interest due under the Note in an amount equal to (A) any rents or revenues of the Property received by Borrower after the occurrence of any monetary or other material default under the Note or Security Instrument (whether such default is intentional or unintentional, and regardless of whether Lender has notified Borrower of such default) which have been used for any purpose other than to pay the costs and expenses of operating and maintaining the Property, unless the amount of all such rents and revenues not so used is deposited in the Property s bank account within ten days after written demand by Lender and is thereafter used only to pay such costs and expenses; and (B) any insurance proceeds, condemnation awards or tenant security deposits which are applied by Borrower in a manner not permitted by the Security Instrument and applicable law. For the purposes of this paragraph (c)(4), the costs and expenses of operating and maintaining the Property shall include, without limitation, the payment of principal, interest and any other amounts payable under the Note or Security Instrument.

            (5) Repayment of principal and interest due under the Note in an amount equal to the costs of replacing and installing any fixture, equipment, machinery or appliance in or on the Property which is removed from the Property by Borrower without being replaced with an item of line kind (other than obsolete or damaged personal property not required in the operation of the Property).

      (d) In addition, Borrower shall be personally liable for the performance of all of its obligations under Covenant 26A of the Security Instrument.

      (e) In addition, Borrower shall be personally liable for any costs and expenses incurred by Lender in connection with collecting any amounts for which Borrower is personally liable under this Rider. Such costs and expenses shall include without limitation attorneys fees and the cost of conducting an independent audit of Borrower s books and records to determine any amounts owed under this Rider.

      (f) Nothing contained in this Rider shall be construed to (1) impair any guaranty of the debt evidenced by the Note, (2) release or impair that debt, or (3) preclude the holder of the Note from exercising any rights against the Property or any other security or pursuing any other rights available to Lender under the Note, the Security Instrument or applicable law.

      Borrower has signed this Rider for the purpose of identifying it as part of the Note and Security Instrument.

                                          BORROWER:

                                          Seven  Trails  West  LLC,  a  Delaware
                                          limited    liability   company   doing
                                          business  in  Missouri  as  500  Seven
                                          Trails Drive Investors LLC


                                            By: /s/ Robert C. Burrill, Jr.
                                                --------------------------
                                                Robert C. Burrill, Jr.
                                                Manager

                                   EXHIBIT C-1



19.   TRANSFER OF THE PROPERTY OR SIGNIFICANT INTERESTS IN BORROWER; ASSUMPTION.

      (a) Lender may, at Lender's option, declare all sums secured by this Instrument immediately due and payable and lender may invoke any remedies permitted by Covenant 27 of this instrument upon sale or transfer, whether voluntary or involuntary, of any of the following:

            (i) All or any part of the Property, or any interest in the Property, including by not limited to transfers between co-owners of the Property;

            (ii) Any Significant Interest (as defined below in paragraph 19(b) in Borrower; and

            (iii) Any  Significant  Interest  in  a  corporation,   partnership,
                  limited liability company, joint venture, estate or trust, or other legal entity which in turn owns a Significant Interest in the Borrower.

      (b) For purposes of this Covenant 19, a Significant Interest in any entity shall mean the following:

            (i) If the entity is a general partnership or a joint venture, (A) any general partnership interest in the entity or (B) any interest of a joint venturer in the entity;

            (ii)  If  the  entity  is  a  limited   partnership,   any   general
                  partnership interest in the entity; or

            (iii) If the entity is a limited liability  company,  any membership interest in the entity which, together with any other membership interest transferred since the date of the Note, exceeds 49% of all outstanding membership interests in the entity; or

            (iv) If the entity is a corporation, any stock in the entity which, together with any other stock in the entity transferred since the date of the Note, exceeds 49% of all outstanding voting stock in the entity; or

            (v) If the entity is a trust other than a land trust, any interest in such trust which, if transferred, results in a transfer of power of direction or control of the trust; or

            (vi) If the entity is a land trust, any transfer of interest in such trust or a change of trustee(s); or

            (vii) In the case of any other legal entity,  any interest which, if transferred results directly or indirectly in a transfer of power of directions or control of the entity.

      (c) Notwithstanding the provisions of Section 19(a) to the contrary, Lender shall consent, one time only and without any adjustment to the rate at which the indebtedness secured by this Instrument bears interest, to a sale or transfer by Seven Trails West LLC, which would otherwise violate this Covenant 19 if, prior to the sale or transfer:

            (i) Borrower causes to be submitted to Lender all information required by Lender to evaluate the transferee and the Property under the standards set forth in paragraphs (ii) through (v) below; and

            (ii) the transferee meets all of the eligibility, credit management and other standards (including but not limited to any standards respecting previous relationships between Lender and the transferee and the organization of the transferee entity) customarily applied by Lender at the time of the proposed sale or Transfer to the approval of borrowers in connection with the origination of purchase of similar mortgages on multifamily properties; and

            (iii) the  Property,  at the time of the proposed  sale or transfer, meets all standards as to its physical condition which are customarily applied by Lender at the time of the proposed sale or transfer to the approval of properties on connection with the origination or purchase of similar mortgages on multifamily properties; and

            (iv) the loan to value ratio at the time of the proposed sale or transfer is 70% or less (loan to value ratio means the ratio of (A) the principal amount of the indebtedness secured by this Instrument to (B) the value of the Property (as such value is determined by Lender), express as a percentage); and

            (v) the debt service coverage ratio for the first twelve full calendar months preceding the proposed sale or transfer was
                  1.35 or more (debt service coverage ratio means the ratio of (A) the annual net operating income from the Property s operations during that month which is available for repayment of debt, after deducting operating expenses, to (B) the annual principal and interest payable under the Note); and

            (vi) there exists no breach by Borrower of any covenant or agreement in this Instrument; and

            (vii) the  transferee  executes  an  assumption  agreement  that  is acceptable to Lender and which requires the transferee to perform all obligations of Borrower set forth in the Note, this Instrument and in any other documents executed and delivered in connection therewith; and

            (viii)Borrower  pays to Lender (A) at the time it requests  Lender's consent, a review fee in the amount of $2,000.00 (which fee shall not be refundable); (B) as a condition precedent to any sale or transfer to which lender has consented, an assumption fee equal to 1.0% of the outstanding principal balance of the indebtedness evidenced by the Note; and (C) upon demand by Lender, all fees and out of pocket costs of Lender's legal counsel related to the transfer and assumption and the cost of all title searches and title insurance related to the transfer.

      (d) Notwithstanding the foregoing, Lender shall not be entitled to declare sums secured by this Instrument immediately due and payable or to invoke any remedy permitted by Covenant 27 of this Instrument solely on the basis of the occurrence of any of the following:

            (i) A transfer by devise or descent or by operation of law upon the death or incompetence of an owner of the Property or the owner of a Significant Interest.

            (ii) The grant of leasehold interest in part of the Property for a term of three years or less not containing an option to purchase.

            (iii) Sales or transfers of obsolete or worn-out  personal  property replaced by substitutes with value which is equal to or greater than that which the replaced items had when new.

            (iv) Transfers of the Property pursuant to any security instrument encumbering the Property which is subordinate to this Instrument and to which lender shall have consented pursuant to Covenant 4 above, provided the transferee meets all of the requirements set forth in paragraph (c) of this Covenant 19.

      (e) Notwithstanding the foregoing, Lender shall not be entitled to review and approve, or to charge any review fee, assumption fee or out-of-pocket costs, or to declare sums secured by this Instrument immediately due and payable or to invoke any remedy permitted by Covenant 27 of this Instrument solely on the basis of the occurrence of any of the following:

            (i) Any transfer of any or all limited partnership interests in, or the issuance of additional limited partnership interests in, Allegis Multifamily Trust Limited Partnership.

            (ii) Any transfer of any or all shares of stock in, or the issuance of any additional shares of stock in, Allegis Multifamily Trust, Inc.

                                    Exhibit D

                                    GUARANTY

      This Guaranty, made this ___ day of August 1999, by Allegis Multifamily Trust Limited Partnership, (Guarantor) for the benefit of Federal Home Loan Mortgage Corporation (Lender), its successors and assigns.

                            PRELIMINARY STATEMENT:

      The Lender has purchased a mortgage loan made by Northland Financial Company (Loan) to Seven Trails West Associates (Original Borrower) in the amount of $17,000,000.00 which is evidenced by a Multifamily Note in such amount (Note) dated April 16, 1996, payable to Lender, and secured by a Mortgage, Deed of Trust or Deed to Secure Debt (Security Instrument) bearing the same date, encumbering the property described in Exhibit A attached to this Guaranty and incorporated by reference. (The Note and Security Instrument and other related documents are collectively referred to in this Guaranty as the Loan Documents). Original Borrower has requested that Lender consent to the assumption of the Loan by Seven Trails West LLC, a Delaware limited liability company (Borrower); and Lender is willing to consent to the assumption of the loan by Borrower only on the condition that the payment of certain amounts outstanding with respect to the Loan are guaranteed by Guarantor.

      NOW THEREFORE, to induce Lender to consent to the assumption of the Loan by Borrower, Guarantor agrees as follows:

     1. Guarantor (jointly and severally, if more than one) absolutely and unconditionally guarantees to Lender the full and punctual payment when due of all of Borrower s obligations under the Loan Documents, whether by acceleration or otherwise. Guarantor's obligations under this Paragraph 1 shall be limited to an amount equal to: zero percent (0%) of the unpaid principal balance, except as provided in subparagraphs (a) through (f) and Paragraphs 2 and 3.

               (a) Guarantor shall be liable for all amounts due under the Loan Documents if (1) them occurs a transfer of the Property or any interest in the Property or Borrower which violates Covenant 19 of the Security Instrument; or (2) Borrower voluntarily creates or consents to any subordinate, mortgage or lien on the Property in violation of Covenant 4 of the Security Instrument (other than a subordinate lien approved by Lender in writing); or (3) Borrower acquires any real or personal property other than the Property and assets (such as accounts) related to the operation or maintenance of the Property, or operates any business other than the management or operation of the Property. The provisions of the preceding clause l(a)(3) shall apply only if and to the extent that, the Security Instrument expressly prohibits Borrower from acting in a manner that gives rise to Guarantor's liability under such clause.

               (b) Guarantor shall be liable for amounts due under the Loan Documents in an amount equal to any loss, damage or cost to Lender resulting from fraud or intentional misrepresentation or intentional omission by Borrower, its employees or agents in connection with applying for or obtaining the loan evidenced by the Note.

               (c) Guarantor shall be liable for amounts due under the Loan Documents in an amount equal to any loss, damage or cost to Lender resulting from any failure of Borrower, during the existence of any monetary or other material default under the Note or Security Instrument, to deliver to Lender upon written demand all books and records relating to the Property.

               (d) Guarantor shall be liable for amounts due under the Loan Documents in an amount equal to (1) all rents and revenues of the Property received by Borrower after the occurrence of any monetary or other material default under the Note or Security Instrument (whether such default is intentional or unintentional, and regardless of whether Lender has notified Borrower of such default) which have been used for any purpose other than to pay the costs and expenses of operating and maintaining the Property, unless the amount of all such rents and revenues not so used is deposited in the Property s bank account within ten days after written demand by Lender and is thereafter used only to pay such costs and expenses; and (2) any insurance proceeds, condemnation awards or tenant security deposits which are applied by Borrower in a manner not permitted by the Security Instrument and applicable law. For the purposes of this paragraph 1(d), the costs and expenses of operating and maintaining the Property shall include, without limitation, the payment of principal, interest and any other amounts payable under the Note or Security Instrument.

               (e) Guarantor shall be liable for all amounts due under the Loan Documents in an amount equal to the costs of replacing and installing any fixture, equipment, machinery or appliance in or on the Property which is removed from the Property by Borrower without being replaced with an item of like kind. (other than obsolete or damaged personal property not required in the operation of the Property).

               (f) Guarantor shall be liable for amounts payable by Borrower for any costs and expenses incurred by Lender in connection with collecting any amounts for which Borrower is personally liable under the Note or Security Instrument or for which the Guarantor is liable under this Guaranty. Such costs and expenses shall include without limitation attorneys fees and the cost of conducting an independent audit of Borrower s books and records to determine any amounts owed by Borrower or Guarantor under the Note, Security Instrument or this Guaranty.

     2. Guarantor (jointly and severally, if more than one) absolutely and unconditionally guarantees to Lender the full and punctual payment when due of all amounts payable under Covenant 26A of the Security Instrument (relating to certain environmental matters set forth in that Covenant).

     3. Guarantor (jointly and severally, if more than one) absolutely and unconditionally guarantees to Lender the full and punctual payment of all amounts due under the Loan Documents in the event that Borrower voluntarily files for bankruptcy protection under the United States Bankruptcy Code or voluntarily becomes subject to any reorganization, receivership, insolvency proceeding or other similar proceeding pursuant to any other federal or state law affecting debtor and creditor rights, or an order for relief is entered against Borrower in any involuntary bankruptcy filing by any creditor (other than Lender) of Borrower pursuant to the United States Bankruptcy Code or other federal or state law affecting debtor and creditor rights.

     4. The obligations of Guarantor under Paragraphs 1, 2 and 3 of this Guaranty are together referred to in this Guaranty as the Guaranteed Obligation.

     5. Guarantor, by this Guaranty, binds itself, its heirs, successors and assigns with Borrower for the payment of the Guaranteed Obligation as if Guarantor had contracted for payment of Guaranteed Obligation rather than Borrower. Guarantor and its heirs, successors and assigns shall be bound by all of the terms and conditions contained in any written document evidencing, securing or relating to the Loan, whether signed by Borrower now or in the future. Any foreclosure proceeds, insurance proceeds or condemnation awards received by Lender shall not reduce the Guaranteed Obligation.

     6. If all or any part of any payment which has been applied by Lender to payment of the Loan is or must be rescinded, repaid or returned by Lender for any reason (including, without limitation, the application of any bankruptcy, insolvency or other law), such payment, to the extent that it is or must be rescinded, repaid or returned, shall be deemed for purposes of this Guaranty to have continued to be due and payable. This Guaranty shall continue to be effective as to such payment as though such payment had not been made, and Guarantor shall remain liable to Lender for the amount so rescinded, repaid or returned, notwithstanding any termination of this Guaranty, any cancellation of the Note, any release or satisfaction of the Security Instrument, or any cancellation of any other Loan Document.

     7. Lender may, from time to time, whether before or after any termination of this Guaranty, at its sole discretion and without notice to Guarantor, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure the Loan; (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to Guarantor, with respect to the Loan; (c) release or compromise the Loan, or any other obligation of any other obligor with respect to the Loan; (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing the Loan, (e) extend or renew the Loan; and (f) amend, modify, alter or otherwise deal with the Loan.

     8. This Guaranty is a guaranty of payment, not collection, and Lender may resort to Guarantor for payment of the Loan whether or not Lender has resorted to any property securing the Loan, or has sought a deficiency judgment against Borrower, or has proceeded against any other guarantor or any other obligor primarily or secondarily obligated with respect to the Loan. Lender shall have the right to pursue concurrently or successively all rights and remedies available to it pursuant to any document or agreement or at law or in equity and against any persons or entities, and the exercise of any of its rights or the completion of any of its remedies shall not constitute a discharge of any obligation of Guarantor under this Guaranty.

          Guarantor agrees that the Guaranteed Obligation will be paid strictly in accordance with the terms of the Loan Documents regardless of any present or future law, regulation or order in any jurisdiction affecting any of such terms. The liability of Guarantor under this Guaranty with respect to the Guaranteed Obligation shall be independent, absolute and unconditional, irrespective of any lack of validity or enforceability of any of the Loan Documents, any exchange, release, or non-perfection of any security interest and any change in the ownership of Borrower.

          Guarantor's undertaking with respect to the Guaranteed Obligation shall not be affected by any of the following:

                  (a) The failure of Lender to assert any claim or demand or to enforce any right or remedy against Borrower.

                  (b) Any rescission, waiver, amendment or modification of any of the terms or provisions of this Guaranty or of any of the Loan Documents.

                  (c) The release or discharge of Borrower in any creditors , receivership, bankruptcy or other proceedings.

                  (d) The impairment, limitation or modification of the liabilities to Lender under any of the Loan Documents, or of any remedy for the enforcement of such liabilities, resulting from the operation of any present or future provision of the United States Bankruptcy Code or any other statute or law or from the decision of any court.

     9. Guarantor shall have no right of indemnification, subrogation or setoff against Borrower or any other party until the Loan (including all interest and other sums due under the Loan Documents) has been repaid in full and there has elapsed after the date of such repayment a period of one year or such longer period as is necessary to ensure that neither such repayment nor any previous payment by Borrower to Lender with respect to the Loan will be deemed a preference repayable by Lender under the United States Bankruptcy Code. If Lender is required to repay to Borrower or any other person any amounts previously paid on the Loan because of any bankruptcy, insolvency or reorganization of Borrower, any stop notice or any other reason, the obligations of Guarantor shall be reinstated and revived and the rights of Lender shall continue with regard to such amounts, all as though they had never been paid.

     10. Lender may, from time to time, whether before or after any termination of this Guaranty, without notice to Guarantor, assign or transfer any or all of the Loan Documents or any interest in the Loan or any of the Loan Documents. Notwithstanding any such assignment or transfer or any subsequent assignment or transfer, the Guaranteed Obligation shall remain a Guaranteed Obligation for the purposes of this Guaranty. Each immediate and successive assignee or transferee of any of the Loan Documents or of any interest in the Loan or any of the Loan Documents shall, to the extent of the assigned or transferred interest, be entitled to the benefits of this Guaranty to the same extent as if that assignee or transferee were Lender.

     11. No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver of that right or remedy, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise of that or any other right or remedy. No modification or waiver of any of the provisions of this Guaranty shall be binding upon Lender except as expressly set forth in a writing signed and delivered on behalf of Lender. No action of Lender permitted under this Guaranty shall affect or impair the rights of Lender and the obligation of Guarantor under this Guaranty, notwithstanding any right or power of Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the obligations of Guarantor under this Guaranty.

     12. Guarantor waives: (a) any right to require Lender to proceed against Borrower to obtain payment; (b) any right to require Lender to proceed against or exhaust any security held from Borrower; (c) any right to require Lender to pursue any other remedy in Lender's power; (d) any right to receive any notices in connection with the existence, creation or nonpayment of any of the Loan including, without limitation, any notice of acceptance by Lender; (e) presentment, demand, notice of dishonor and protest; (f) any defense arising by reason of any disability or by reason of the cessation of the liability of Borrower for any reason; (g) any benefit of and any right to participate in any security held by Lender now or in the future;
          (h) any defense based upon diligence in collection of or realization upon the Loan, (i) any defense arising by reason of any disability, incapacity, lack of authority or death of any other person or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy, or any other proceeding) of any other person; and (j) any defense based upon an election of remedies based upon any notice or demand of any kind that may be required to be given by any statute or rule of law, or by any of the Loan Documents.

     13. The invalidity or unenforceability of any provision of this Guaranty shall not affect the validity of any other provision, and all other provisions shall remain in full force and effect.

      IN WITNESS WHEREOF Guarantor has executed this Guaranty this _ day of ______, 19___.

                                   GUARANTOR

                                   Allegis Multifamily Trust Limited Partnership

                                    By: Allegis Multifamily Trust, Inc., General
                                        Partner

                                    By:  /s/ Robert C. Burrill, Jr.
                                         --------------------------
                                         Robert C. Burrill, Jr.
                                         President


STATE OF CONNECTICUT    )
                        ) ss.
COUNTY OF HARTFORD      )

      On this 13th day of August, 1999, before me personally appeared Robert C. Burrill, Jr., to me known to be the person described in, and who executed the foregoing instrument as President of Allegis Multifamily Trust, Inc., which is General Partner of Allegis Multifamily Trust Limited Partnership and acknowledged that he signed and delivered said instrument on behalf of said entities, duly authorized by said entities, and said Robert C. Burrill, Jr. acknowledged said instrument to be his own free and voluntary act and the free and voluntary act of said Allegis Multifamily Trust, Inc., as General Partner of Allegis Multifamily Trust Limited Partnership.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal at my office in said county and state the day and year above written.

                                        ------------------------------------
                                        Notary Public in and for Connecticut
                                        My Commission Expires: 1/31/03

                                    Exhibit E

                    RIDER TO MULTIFAMILY SECURITY INSTRUMENT
                        SINGLE ASSET BORROWER REQUIREMENT

      This Rider, dated August, 1999, is attached and incorporated into that certain Multifamily Mortgage, Deed of Trust or Deed to Secure Debt (the Instrument) of the same date, executed by the undersigned to:

                     Federal Home Loan Mortgage Corporation
                     --------------------------------------
                                 Name of Lender

and supplements the Instrument as follows:

      Until the indebtedness evidenced by the Note is paid in full, Borrower shall not (a) acquire, any real or personal property other than the Property and assets (such as accounts) related to the operation and maintenance of the property, or (b) operate any business other than the management and operation of the Property.

      IN WITNESS WHEREOF, the undersigned have identified this Rider as part of the Instrument as of the day and year first above-written.


                                    Borrower:

                                         Seven   Trails  West  LLC,  a  Delaware
                                         limited    liability    company   doing
                                         business   in  Missouri  as  500  Seven
                                         Trails Drive Investors LLC



                                         (By)Robert C. Burrill, Jr.
                                             Manager


                                         (Title)


                                         (Attest)


                                         (Title)